Exhibit 10.3

[*****] [*****] Inc.	Confidential

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

MASTER IT SERVICES AND PRODUCTS AGREEMENT

THIS MASTER IT SERVICES AND PRODUCTS AGREEMENT is entered into by and between [*****] [*****] Inc. (“[*****] and the provider identified below (“Provider”). [*****] and Provider are each referred to individually herein as a “Party” and, collectively, as the “Parties”.

The effective date of this Agreement is January 12th, 2023 (the “Effective Date”).

Provider’s Full Legal Name:	Richtech Robotics, Inc.
Provider’s Principal Address:	4175 Cameron Street, Las Vegas, NV 89103
Provider’s Form of Legal Entity: (Corporation, Limited Liability Company, etc.)	Corporation
Provider’s Jurisdiction of Formation:	State of Nevada

Provider’s Point of Contact:		Copies of Notices sent to Provider under Section 16.10 are to be sent at the same time to:
Name:	Neelesh Mittal	Andy Piazza
Title:	Director of Sales Operations	Vice President, Sales
Address:	4175 Cameron Street	4175 Cameron Street, Las Vegas, NV 89103
Las Vegas, NV 89103
Jason B. Meyer, Esq., CCEP
Meyer Business Law
252 Nassau Street
Princeton, NJ 08542
Telephone:	732-277-7768	404-822-7716
Facsimile:
Email:	neelesh.mittal@richtechrobotics.com	Andy.piazza@richtechrobotics.com

[*****] Point of Contact:		Copies of Notices sent to [*****] under Section 16.10 are to be sent at the same time to:
Name:	[*****]	Office of the General Counsel
Title:	[*****]	[*****]
Address:	[*****]
Telephone:	[*****]
Facsimile:
Email:	[*****] com

[Signatures on the following page]

[*****] [*****] Inc.	Confidential

By signing below, each Party acknowledges the receipt and sufficiency of good and valuable consideration for entering into this Agreement and agrees to be bound by all of its terms.

[*****]	PROVIDER
[*****] [*****] Inc.	Richtech Robotics, Inc

[*****]	By:	/s/ Phil Zheng
[*****]	Name:	Phil Zheng
[*****]	Title:	Chief Operating Officer
[*****]	Date:	January 9, 2023

Exhibits	[*****]
Exhibit A	[*****]
Exhibit B	[*****]
Exhibit C	[*****]
Exhibit D	[*****]
Exhibit E	[*****]
Exhibit F	[*****]
Exhibit G	[*****]
Exhibit H	[*****]
Exhibit I	[*****]

Annexes	[*****]
Annex 1	[*****]
Annex 2	[*****]
Annex 3	[*****]

[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

		4.6.3	[*****] Group Member Facilities.	10
		4.6.4	[*****] Resources.	10
	4.7	Provider Staffing.		10
		4.7.1	Key Positions.	10
		4.7.2	Provider Services Manager.	10
		4.7.3	Qualifications.	11
		4.7.4	Subcontractors.	11
		4.7.5	Provider’s Responsibility.	11
	4.8	Acceptance.		11
	4.9	Change Requests.		12
	4.10	Cooperation with Others.		12
	4.11	Requested Information.		12
	4.12	Step-In Rights.		12
	4.13	Adverse Impact.		12
	4.14	No Exclusivity.		12

5.	PERFORMANCE STANDARDS.			12

	5.1	Service Levels.		12
	5.2	Service Level Credits.		13

6.	CHARGES AND PAYMENT.			13

	6.1	Fees for Services.		13
		6.1.1	Time and Materials.	13
		6.1.2	Fixed Fee.	13
		6.1.3	Implied Services.	13
		6.1.4	Expenses.	14
		6.1.5	Favorable Pricing.	14
	6.2	Fees for Products. Fees for Products will be as defined in the relevant SOW or Order Form.		14
	6.3	Taxes.		14
		6.3.1	Income Taxes.	14
		6.3.2	Recoverable Taxes.	14
		6.3.3	Taxes on Goods or Services Used by Provider.	14
		6.3.4	Service Taxes.	15

[*****] [*****] Inc.	Confidential

		6.3.5	Withholding.	15
		6.3.6	Efforts to Minimize Taxes.	15
		6.3.7	Tax Audits or Proceedings.	15
		6.3.8	Tax Filings.	16
	6.4	Payment Process.		16
		6.4.1	Invoices.	16
		6.4.2	Credits.	16
		6.4.3	Payment/Refund.	16
		6.4.4	Set Off.	16
		6.4.5	Time Limitation.	17
		6.4.6	Disputed Amounts.	17
		6.4.7	Currency Used for Pricing and Payment.	17

7.	CONFIDENTIALITY.			17

	7.1	Confidential Information.		17
		7.1.1	Use of Confidential Information.	17
		7.1.2	Return of [*****] Confidential Information during the Term.	18
		7.1.3	Compliance with Privacy Standards.	18

8.	INTELLECTUAL PROPERTY RIGHTS.			18

	8.1	Terms Governing Ownership of Intellectual Property Rights.		18
		8.1.1	Ownership by [*****] License to Pre-Existing Works.	18
		8.1.2	Intellectual Property Rights in Work Products.	18
		8.1.3	Disclosure of Pre-Existing Works.	18
		8.1.4	Assistance and Treatment of Work Products.	18
	8.2	[*****] Marks.		19

9.	REPRESENTATIONS, WARRANTIES AND COVENANTS.			19

	9.1	Work Standards.		19
	9.2	Resources and Skill.		19
	9.3	Authorization.		19
	9.4	Functionality, Performance and Capabilities.		19
	9.5	Non-Infringement.		20
		9.5.1	No Infringement.	20
		9.5.2	Infringing Materials.	20

[*****] [*****] Inc.	Confidential

	9.6	No Use of Prohibited Open Source Code; No Copyleft Restrictions.		20
	9.7	No Malicious Code.		20
		9.7.1	No Malicious Code.	20
		9.7.2	Response to Malicious Code.	21
	9.8	No Abandonment.		21
	9.9	No Prohibited Transactions.		21
	9.10	No Inducements.		21

10.	AUDITS.			21

	10.1	Records Retention.		21
	10.2	Audit Assistance.		21
	10.3	Response to Audit.		22
	10.4	Audit Obligations of Subcontractors.		22
	10.5	General Procedures.		22

11.	COMPLIANCE WITH LAWS AND REGULATIONS.

	11.1	Laws and Regulations.		22
	11.2	Equal Opportunity Employer/Federal Contractor.		22

12.	INSURANCE COVERAGE.			22

13.	TERMINATION.			23

	13.1	Termination of Agreement.		23
		13.1.1	Termination of Agreement by [*****]	23
		13.1.2	Termination of Agreement by Provider.	23
	13.2	Termination of a Statement of Work.		23
		13.2.1	Termination of a Statement of Work by [*****]	23
		13.2.2	Termination of a Statement of Work by Provider.	24
	13.3	Termination of an Order Form.		24
	13.4	Termination of a Participation Agreement.		24
	13.5	Force Majeure.		24
		13.5.1	Force Majeure Event.	24
		13.5.2	Disaster Recovery/Business Continuity Services.	24
	13.6	Effect of Termination.		25
		13.6.1	Termination of Statement(s) of Work.	25
		13.6.2	General Rights Upon Provider Bankruptcy.	25

[*****] [*****] Inc.	Confidential

		13.6.3	Rights in Event of Bankruptcy Rejection.	25
	13.7	Obligations Upon Termination and Expiration.		26
		13.7.1	[*****] Obligations.	26
		13.7.2	Provider Obligations.	26
		13.7.3	Disengagement Services.	26

14.	INDEMNIFICATION AND LIABILITY.			27

	14.1	Indemnification.		27
		14.1.1	Indemnification Obligations.	27
		14.1.2	Indemnification Procedures.	27
		14.1.3	Reimbursement.	27
	14.2	Liability.		27

15.	DISPUTE RESOLUTION.			28

	15.1	Informal Dispute Resolution.		28
		15.1.1	Dispute Resolution Procedures.	28
		15.1.2	Exceptions.	28
	15.2	Continued Performance.		28

16.	GENERAL.			28

	16.1	Entire Agreement.		28
	16.2	Remedies.		29
	16.3	Rules of Construction.		29
	16.4	Severability.		29
	16.5	Independent Contractor.		29
	16.6	Binding Nature; Nonassignability.		30
	16.7	Third Party Beneficiary.		30
	16.8	Press Releases.		30
	16.9	Survival.		30
	16.10	Notices.		30
	16.11	Waivers.		30
	16.12	Governing Law; Venue.		31
	16.13	Cumulative Remedies.		31
	16.14	Order of Precedence.		31

[*****] [*****] Inc.	Confidential

[*****] MASTER IT SERVICES AND PRODUCTS AGREEMENT

GENERAL TERMS AND CONDITIONS

1. INTRODUCTION.

1.1 Purpose.

[*****] desires to procure from Provider, and Provider desires to provide to [*****] certain services and products on the terms and conditions set forth in this Agreement.

1.2 Defined Terms.

Certain terms used in this Agreement but not defined contextually have the meanings identified in Exhibit A - Definitions. Terms, acronyms and phrases used in this Agreement but not defined that are commonly used in the information technology (“IT”) industry or other pertinent business context will have their generally understood meanings within the IT industry or other applicable business context.

2. CONTRACT DOCUMENTS.

2.1 Framework Approach

2.1.1 General Terms and Conditions.

The body of this agreement (i.e., the introductory paragraph through Section 16.14 (Order of Precedence)) and all exhibits, schedules and annexes hereto (collectively the “General Terms and Conditions”) sets forth terms and conditions pursuant to which the Parties may enter into statements of work and Product orders under this agreement.

2.1.2 Statements of Work and Order Forms.

2.1.3 To the extent the Parties desire to enter into an agreement for Provider to perform Services, the Parties will execute a Statement of Work or “SOW” under these General Terms and Conditions. To the extent the Parties desire to enter into an agreement for Provider to provide products other than the Deliverables the Provider is to deliver as part of the Services (for example, software to be licensed or equipment to be sold or leased) (collectively, “Products”), the Parties will enter into an Order Form under these General Terms and Conditions. Each Statement of Work and each Order Form is a “Supplement” and all Statements of Work and Order Forms are, collectively, “Supplements”. For clarity, an Order Form for the purchase or lease of a Product may include maintenance services. If the Order Form includes maintenance services, the provision and use of the maintenance services will be governed by the terms of this Agreement and Exhibit I - Additional Terms Applicable to Maintenance Services. Relationship of the General Terms and Conditions and Supplements.

The term “Agreement” means, collectively, the General Terms and Conditions, all Supplements, all Change Requests, and all exhibits, schedules, addenda, annexes, amendments, and appendices to the forgoing, as may be amended from time to time in a signed writing by the Parties. Unless and to the extent expressly excluded in a particular Supplement, the General Terms and Conditions will be deemed to be incorporated into such Supplement. With respect to Participating Entities contracting with Provider, the Agreement will also include the Participation Agreement between such Participating Entity and the Provider.

[*****] [*****] Inc.	Confidential

2.1.4 References.

References to a Supplement, exhibit, schedule, attachment, appendix or annex include all documents subsidiary to such document. For example, a reference to a Statement of Work includes reference to all exhibits, schedules, attachments, appendices and annexes to that Statement of Work.

2.2 Participation Agreements.

Upon agreement of the Parties Provider will enter into Participation Agreements that enable certain [*****] Affiliates to obtain Services and Products from Provider under the same terms as are contained in this Agreement. The terms governing Participation Agreements are contained in Exhibit B - [*****] and the form of the Participation Agreements is contained in Annex 1 – [*****].

3. TERM.

3.1 Term of Agreement.

This Agreement will become effective on the Effective Date and continue in effect until terminated as permitted under Section 13.1 (Termination of Agreement) (the “Term”).

3.2 Term of Statement of Work.

The term of each Statement of Work (each, a “SOW Term”) will be as set forth therein, unless such Statement of Work is terminated earlier as set forth in Section 13.2 (Termination of a Statement of Work) or such Statement of Work.

4. SERVICES AND PRODUCTS.

4.1 Statements of Work. – Section Inapplicable

4.1.1 Form of Statement of Work.

Except as otherwise agreed by the Parties, each Statement of Work will be in substantially the form contained in  [*****] Each Statement of Work will (i) reference this Agreement, (ii) describe the Services, including the Deliverables, as well as any applicable additional performance criteria (e.g., Service Levels and acceptance criteria), (iii) identify Provider’s compensation for accepted Services and Deliverables, and (iv) include any other necessary or advisable terms. Statements of Work are not binding on the Parties until fully executed by both Parties. When so executed a Statement of Work is automatically incorporated into, and forms a part of, this Agreement. Unless and to the extent expressly excluded in a particular Statement of Work, all of the terms and conditions of this Agreement will be deemed to be incorporated into such Statement of Work, unless, given the context of a particular term or condition, the term or condition is clearly inapplicable to such Statement of Work. The Parties may add Services to be provided under a Statement of Work by executing an amendment to such Statement of Work.

4.1.2 Schedule for Performing the Services.

Provider will perform the Services in accordance with the time schedules and delivery due dates specified in the Statement of Work. If no schedules for performance are specified in a Statement of Work, Provider will perform the Services in accordance with the schedules established by [*****]

[*****] [*****] Inc.	Confidential

4.1.3 Fully Executed Statements of Work.

[*****] will not be obligated to purchase or pay for any service or deliverable whose provision is not governed by a fully executed Statement of Work. Notwithstanding the foregoing sentence, any services and deliverables that Provider performs or provides that are not governed by a fully executed SOW (e.g. services that Provider might decide to perform in anticipation of an SOW being signed) must still be performed and provided in compliance with, and are still subject to, this Agreement.

4.2 Order Forms.

4.2.1 Form of Order Form.

(a)  Order Forms Generally. At a minimum each Order Form will (i) reference this Agreement, (ii) describe each of the Products being sold to [*****] the per-Product cost and the quantity, (iii) identify how and when the Products will be delivered to [*****]  and (iv) include any other necessary or advisable terms.

(b) Order Forms for Software. Except as otherwise agreed by the Parties, Order Forms for Software (“Software Order Forms”) will be in substantially the form attached as Annex 3- Form of Software Order Form For the avoidance of confusion, Software Order Forms are “Order Forms” under this Agreement.

(c) When Binding/Terms Incorporated. Order Forms are not binding on the Parties until fully executed by both Parties. When so executed an Order Form is automatically incorporated into, and forms a part of, this Agreement. Unless and to the extent expressly excluded in a particular Order Form, all of the terms and conditions of this Agreement will be deemed to be incorporated into such Order Form, unless, given the context of a particular term or condition, the term or condition is clearly inapplicable to such Order Form. The Parties may add additional Products to be provided under an Order Form by executing an amendment to such Order Form.

4.2.2 Schedule for Delivery of the Products.

Provider will be financially and operationally responsible for the warehousing of Products in facilities owned or leased by or on behalf of Provider until the delivery of such items by Provider to [*****] or [*****]  designee. Provider will deliver the Products in accordance with the time schedules and delivery due dates specified in the Order Form. If no schedules or dates for delivery are specified in an Order Form, Provider will deliver the Products in accordance with the schedules established by [*****]

4.2.3 Fully Executed Order Forms.

[*****] will not be obligated to purchase or pay for any Products whose provision to [*****] is not governed by a fully executed Statement of Work or Order Form. Notwithstanding the foregoing sentence, any Products that Provider provides that are not governed by a fully executed SOW or Order Form (e.g. Products that Provider might decide to deliver in anticipation of an Order Form being signed) must still be provided in compliance with, and are still subject to, this Agreement.

4.3 Software as a Service.

If the Parties expressly state in a Statement of Work or Order Form that the Services identified there constitute a software as a service (“SaaS”) arrangement, those Services will be governed by this Agreement as modified or amended by the terms and conditions in Exhibit C - Software as a Service Terms.

[*****] [*****] Inc.	Confidential

4.4	Software License.

If the Parties wish to have Provider license software or other materials to [*****] or another member of the [*****] Group other than as part of a Work Product as described in Article 8 (Intellectual Property Rights), such licensing arrangement will be governed by this Agreement as modified or amended by the terms and conditions in Exhibit D- Software License Terms. For the avoidance of any doubt, no "click wrap" agreement presented electronically by Provider that requires acceptance by [*****] of any terms in order to access or receive any Services or Products will be binding on [*****] even if accepted or agreed to by [*****] personnel.

4.5	Services Delivery.

4.5.1	[*****] Policies.

As part of the Services, Provider will (i) schedule all work under this Agreement to avoid interruption of [*****] Business operations; and (ii) ensure that all Provider Personnel who enter [*****] Group Member Facilities or utilize any [*****] Resources abide by all (a) reasonable directives issued by [*****] (b) on-site rules of behavior, work schedules, security procedures of which Provider is made aware and (c) other commercially reasonable standards and procedures for providers established by [*****] from time to time of which Provider is made aware. Provider will comply with the [*****] corporate policies listed in Exhibit E - [*****] Policies and/or otherwise referenced in this Agreement, as modified, amended and/or supplemented from time to time by [*****] (collectively, the “[*****] Policies”). Provider will provide, in a timely manner, such reports regarding the Services as may reasonably be requested by [*****] from time to time and as may otherwise be specified in the applicable Supplement.

4.5.2	Changes to [*****] Policies.

Additions or modifications to the [*****] Policies may be (i) disclosed to Provider in writing, (ii) conspicuously posted at a [*****] Group Member Facility, or (iii) communicated to Provider or Provider Personnel by means generally used by [*****] to disseminate such information to its employees or contractors. Provider will observe and comply with such additional or modified [*****] Policies, to the extent commercially reasonable and comparable in scope and expense to the [*****] Policies in effect as of the Effective Date. At [*****] request, Provider Personnel will participate in [*****] provided training programs regarding [*****] Policies.

4.5.3	[*****]

[*****]

4.6	Resources.

4.6.1	Provider Resources.

Provider will provide, administer, manage, support, maintain and pay for all resources not included or incorporated in the Products, including personnel, equipment, software, Intellectual Property, supplies and office space necessary, or otherwise determined by Provider in its reasonable discretion to be appropriate, in order for Provider to deliver the Products (collectively, “Provider Resources”). Provider assumes all risk for its use and storage of Provider Resources on [*****] Group Member Facilities and [*****] will not be liable for any loss thereof or damage thereto.

[*****] [*****] Inc.	Confidential

4.6.2	Provider Facilities.

Provider and its Subcontractors will supply or provide the Services only at or from (i) the [*****] Facilities and Provider Facilities identified in the applicable Statement of Work, or (ii) any other service locations permitted by applicable Law and approved in advance by [*****] (collectively, the “Provider Facilities”). Provider will be financially responsible for all additional costs, taxes or expenses resulting from any Provider-initiated relocation to a new or different facility, including any costs or expenses incurred or experienced by any [*****] Group member as a result of such relocation.

4.6.3	[*****]. [*****].

[*****] will provide Provider with access to and use of the [*****] [*****] or equivalent space) (if any) that is identified in the applicable Statement of Work for the periods specified therein solely as necessary for Provider to perform its obligations under this Agreement. THE [*****] [*****] FACILITIES ARE PROVIDED BY [*****] TO PROVIDER ON AN AS-IS, WHERE-IS BASIS. [*****] EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE [*****] [*****], OR THEIR CONDITION OR SUITABILITY FOR USE BY PROVIDER.

4.6.4	[*****] Resources.

[*****] may permit Provider to use[*****] Resources identified in the applicable Statement of Work, the receipt of which Provider will confirm in writing. Provider will (i) use [*****] Resources solely in connection with the Services for which they are made available and only for [*****] benefit; (ii) keep [*****] Resources free and clear of liens, claims and encumbrances; and (iii) not encumber, transfer or license any rights or interests in [*****] Resources. Provider will reimburse [*****] for the full replacement cost of [*****] Resources that are damaged while being used by Provider as well as those that are not returned to [*****] upon the earlier of the following: (a) completion of the relevant Services, (b) termination of the related Statement of Work or (c) termination of this Agreement.

4.7	Provider Staffing.

4.7.1	Key Positions.

Each Statement of Work will identify the Key Positions on the Provider team performing the related Services. Provider will staff the Key Positions as specified in the Statement of Work or, if not so specified, with Provider Personnel who are acceptable to [*****] Provider will not remove any individual identified as holding a Key Position without [*****] prior approval. Provider will cause each individual identified as holding a Key Position to devote the period of time to the provision of Services specified in the Statement of Work.

4.7.2	Provider Services Manager.

Provider will assign a project manager (“Provider Services Manager”) under each Statement of Work to interface with [*****] The Provider Services Manager will provide overall management and direction to Provider Personnel for the applicable Statement of Work. The Provider Services Manager will (i) consult with [*****] with regard to project management and technical and design decision-making affecting the applicable Statement of Work; (ii) at all times maintain an up-to-date overall schedule with respect to performance of the Services under the Statement of Work that will identify all major Deliverables and all material dates of performance for the Services; and (iii) make such schedule, and reports on the status of the Services under such Statement of Work, available to [*****] upon request. The position of Provider Services Manager is a Key Position.

[*****] [*****] Inc.	Confidential

4.7.3	Qualifications.

[*****] reserves the right to review the qualifications of persons selected by Provider to perform the Services and require removal from the Provider team of any Provider Personnel assigned to perform the Services. Provider will promptly provide a qualified replacement reasonably satisfactory to[*****] and will use Commercially Reasonable Efforts to ensure there is no interruption in the performance of those tasks for which the replaced Provider Person is or was responsible. In such event, [*****] will not be obligated to pay any Charges or other fees relating to the replacement of such Provider Personnel, including any training or other knowledge transfer activities or overlaps in periods of employment. Nothing in this provision will operate or be construed to limit Provider’s responsibility for the acts or omissions of the Provider Personnel, or be construed as joint employment.

4.7.4	Subcontractors.

Unless otherwise permitted by [*****] in writing, the delivery of Products will be performed by Provider’s employees or known or identified independent contractors; Provider will not employ or engage any subcontractor in connection with performance of an Order Form or the delivery of Products without [*****] prior written consent, which may not be unreasonably. Delayed, withheld or withdrawn. [*****] has no obligation to enter into any separate agreement with any Subcontractor. Any pre-approved Subcontractors will be listed in the applicable Statement of Work, along with the components and locations of the Services to be provided by each Subcontractor. Notwithstanding the terms of the applicable subcontract, the approval of such Subcontractor by [*****] or the availability or unavailability of Subcontractor insurance, Provider will be and remain responsible and liable for any acts or omissions of any Subcontractor or Subcontractor personnel (including failure to perform in accordance with this Agreement or to comply with any duties or obligations imposed on Provider under this Agreement) to the same extent as if such failure to perform or comply was committed by Provider or Provider employees.

4.7.5	Provider’s Responsibility.

Provider will (i) cause all Provider Personnel to comply with Provider’s obligations under this Agreement, (ii) be responsible and liable for the acts and omissions of Provider Personnel, including acts and omissions constituting negligence, willful misconduct and/or fraud, and (iii) pay all costs associated with enforcing [*****] rights under this Agreement against Provider Personnel arising from the conduct of Provider Personnel ultimately determined to be wrongful or noncompliant. Provider has the sole obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by Provider or Provider Personnel under this Agreement. [*****] has neither the right, power, authority or duty to supervise or direct the activities of the Provider Personnel or to compensate such Provider Personnel for any work performed by them pursuant to this Agreement. Provider shall be solely responsible for the payment of compensation (including provision for employment taxes, federal, state and local income taxes, workers compensation and any similar taxes) associated with the employment of, or contracting with, Provider Personnel.

4.8	Acceptance.

Except to the extent expressly provided in a Supplement solely with respect to Service provided or to be provided under such Supplement, the Parties agree to comply with the Acceptance processes, procedures and requirements contained in [*****]. In the event [*****] determines that a Service or Deliverable is deficient and Provider does not promptly correct such deficiency or deficiencies in accordance with Exhibit F, [*****] shall have the right to cause Provider to purchase or otherwise provide, within thirty (30) days of [*****] request, a replacement service, deliverable or licensed product that conforms to the terms of this Agreement, and is free from deficiencies and acceptable to [*****] or if Provider is unable to do so, to cause Provider to refund all refundable consideration received for such Service or Deliverable pursuant to Exhibit J (Pricing). [*****] exercise of its rights under this Section 4.8 shall not constitute a waiver by [*****] of any of its other rights under the Agreement (including [*****] rights set forth in Article 13 (Termination).

[*****] [*****] Inc.	Confidential

4.9	Change Requests.

Either Party may propose changes to the Services scope or performance schedule by providing a request in writing to the other Party. Mutually agreed upon change requests will include any resulting adjustments to the Charges and become part of the relevant Supplement when signed by both Parties (each a “Change Request”).

4.10	Cooperation with Others.

Provider acknowledges that due to the size and complexity of [*****] operations Provider may have to interact with members of the [*****] Group or other service providers. Provider will use Commercially Reasonable Efforts to cooperate with such members of the [*****] Group or other service providers in the performance of their respective services at no additional charge to [*****].

4.11	Requested Information.

Provider will promptly provide [*****] with all information reasonably requested by [*****] (the “Requested Information”) with respect to Provider and its affiliates including their respective officers, directors or shareholders in order for [*****] to determine whether such information discloses any fact(s) which might adversely affect, in any manner, the global brand, image and reputation of the [*****] Group, or any licenses or permits held by any member of the [*****] Group related to any gaming, licensing, or regulatory commission, board or other public authority. Requested Information may include information related to financial condition, personal and family background, litigation, indictment, criminal proceedings and the like in which any of the aforementioned persons and entities may be involved.

4.12	Step-In Rights.

Any [*****] step-in rights in connection with Services to be delivered under a Statement of Work will be as described in such Statement of Work.

4.13	Adverse Impact.

If Provider has notice or knowledge of any event or condition that, applying reasonable professional judgment, is likely to have a material adverse effect on Provider’s ability to perform the Services in accordance with this Agreement, Provider will promptly notify [*****] in writing.

4.14	No Exclusivity.

During the Term, [*****] may engage the services and purchase the Products of any individual or entity that competes with Provider or offers services or Products similar to those offered by Provider, and no such engagement or purchase will be considered a breach of this Agreement.

5.	PERFORMANCE STANDARDS.

5.1	Service Levels.

Provider will perform the Services in a manner that will meet or exceed the work standards, Service Levels and other performance criteria contained in this Agreement and the applicable Supplement.

[*****] [*****] Inc.	Confidential

5.2	Service Level Credits.

The Parties may specify in a Supplement Service Level Credits corresponding to Service Level Defaults. Service Level Credits will not be construed as a penalty or liquidated damages for a Service Level Default and, accordingly, they will  not be deemed to constitute [*****] remedy, exclusive or otherwise, for any damages caused by a Service Level Default. Service Level Credits will be in addition to any other monetary or non-monetary remedies available to [*****] under this Agreement at law or in equity with respect to a Service Level Default or the events that result in a Service Level Default. Provider hereby irrevocably waives any claim or defense that Service Level Credits are not enforceable or that they constitute a sole and exclusive remedy of [*****] with respect to a Service Level Default.

5.3 [*****] acknowledges that Provider’s performance of Services is dependent on response to requests for information, scheduling of on-site visits, and access to Locations and equipment to perform the Services, as well as on timely responses and decisions and approvals by [*****] Provider and its affiliates are not responsible for any delay or failure solely caused by a delay or failure on the part of [*****] and [*****] will be responsible for additional charges, travel expenses, additional support rates and related costs incurred by Provider as a result of any such delays or failures on the part of  [*****].

6.	CHARGES AND PAYMENT.

[*****] will compensate Provider for Services and Deliverables Accepted by [*****] pursuant to Section 4.8 (Acceptance) in the amount and according to the payment schedule described in the relevant Supplement.

6.1	Fees for Services.

6.1.1	Time and Materials.

(a)	For Services billed on a time and materials basis (“T&M”), unless otherwise specified in the applicable Statement of Work all of Provider’s rates are Fully Loaded.

(b)	Provider will cause all Provider Personnel whose services are T&M to complete a time record at the end of each work day describing in reasonable detail the Services performed and the amount of time devoted to such Services during that day. Provider will not bill [*****] for time spent on or materials related to travel, meals, leave, training or administrative matters.

(c)	All T&M Services will be billed (i) at the rates specified in the applicable Statement of Work, (ii) in accordance with a rate card referenced in the applicable Statement of Work, (iii) consistent with a rate-setting process, or (iv) as otherwise stated in the applicable Statement of Work.

(d)	If a Statement of Work includes a not-to-exceed amount, Provider will not bill [*****] for any amounts in excess of that not-to-exceed amount, regardless of the actual number of hours worked or the level of effort required. For the avoidance of doubt, Provider must complete the Services and provide the Deliverables specified in such Statement of Work (excluding changes requested by [*****] and agreed to through a Change Request) even if Provider incorrectly estimated the resources or level of effort required to perform such Services or provide such Deliverables.

6.1.2	Fixed Fee.

For Services billed on a fixed fee basis (“Fixed Fee”), Provider will complete all Services and complete and deliver all Deliverables described in the Statement of Work for the specified Fixed Fee. Unless otherwise specified in the applicable Statement of Work, all Fixed Fees are Fully Loaded.

6.1.3	Implied Services.

If any services, functions or responsibilities not specifically described in a Statement of Work are reasonably required to fully perform the Services required by that Statement of Work (collectively, “Implied Services”), those Implied Services will be deemed included within the Statement of Work’s scope as though expressly stated therein and will be performed by Provider at no additional charge to [*****] no matter how Provider is to be compensated under that Statement of Work.

[*****] [*****] Inc.	Confidential

6.1.4	Expenses.

Except as otherwise stated in a Statement of Work, Provider’s expenses are included in that Statement of Work’s rates or fees and will not be billed to or reimbursed by [*****] If a Statement of Work calls for reimbursement of expenses, [*****] will reimburse only those expenses that (i) are approved in advance by [*****] in writing, (ii) are reasonable and documented and (iii) comply with the [*****] Policies.

6.1.5	Favorable Pricing.

Provider represents, warrants and covenants that all prices, charges, benefits, warranties and terms granted to [*****] hereunder are comparable to, or more favorable to, [*****] than the prices, charges, benefits, warranties and other terms that Provider has previously offered via binding contract to any other Person for services of a type, quantity and level comparable to the services covered by this Agreement. If at any time during the first twenty-four (24) months after the effective date of the applicable Supplement, Provider contracts with any other Person for any such services for or on more favorable prices, charges, benefits, warranties and other terms, Provider will notify [*****] and [*****] may, at its option, require that such more favorable prices, charges, benefits, warranties or other terms be made available to [*****] through an amendment to this Agreement or the applicable Supplement, retroactive to the effective date of Provider’s contract with the other Person.

6.2	Fees for Products.

Fees for Products will be as defined in the relevant SOW or Order Form.

6.3	Taxes.

The Parties’ respective responsibilities for taxes arising under or in connection with this Agreement will be as follows:

6.3.1	Income Taxes.

Each Party will be responsible for its own Income Taxes.

6.3.2	Recoverable Taxes.

All sums payable under or in connection with this Agreement will be exclusive of Recoverable Taxes, and each Party will, in addition to such sums, pay any Recoverable Taxes properly chargeable thereon on receipt of a valid invoice.

6.3.3	Taxes on Goods or Services Used by Provider.

Provider will be responsible for all sales, service, value-added, lease, use, personal property, excise, consumption, and other taxes, tariffs and duties (including Recoverable Taxes) payable by Provider on any goods or services used or consumed by Provider in providing the Services (including services obtained from Subcontractors) where the tax is imposed on Provider’s acquisition or use of such goods or services and the amount of tax is measured by Provider’s costs in acquiring or procuring such goods or services and not by [*****] cost of acquiring such goods or services from Provider. Otherwise, [*****] will be responsible for any sales tax imposed on [*****] purchase or use of a product under applicable Law.

[*****] [*****] Inc.	Confidential

6.3.4	Service Taxes.

[*****] will be financially responsible for all Service Taxes assessed against either Party on the Services as a whole, or on any particular Service by a Tax Authority in a jurisdiction in which [*****] is physically located and/or are deemed to receive the benefit of the Services. If new or higher Service Taxes become applicable to the Services as a result of either Party moving all or part of its operations to a different jurisdiction (e.g., [*****] opening a new office or Provider relocating performance of Services to a shared service center), the Party initiating such move will be financially responsible for such new or higher Service Taxes. If new or higher Service Taxes become applicable to such Services after the Effective Date for any other reason (e.g., tax law changes, but not volume changes), the Parties will negotiate in good faith and diligently seek to agree upon legally permissible means of avoiding or minimizing such new or higher taxes and/or an allocation or sharing of financial responsibility for such additional taxes. If the Parties are unable to agree upon such measures within thirty (30) days and the cumulative impact of all such new or higher taxes, in the aggregate, exceed five percent (5%) percent of the anticipated Charges under an impacted Statement of Work, [*****] may elect to terminate such Statement of Work in its entirety, or terminate any portions impacted by such additional taxes.

6.3.5	Withholding.

Any withholding tax or other tax of any kind that [*****] is required by applicable Law to withhold and pay on behalf of Provider with respect to amounts payable to Provider under this Agreement will be deducted from such amounts prior to remittance to Provider. [*****] will provide to Provider reasonable assistance, which will include the provision of documentation as required by revenue authorities, to enable Provider to claim exemption from or obtain a repayment of such withheld taxes and will, upon request, provide Provider with a copy of the withholding tax certificate or equivalent documentation.

6.3.6	Efforts to Minimize Taxes.

Provider will cooperate fully with [*****] to enable [*****] to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. Provider’s invoices will separately state the Charges that are subject to taxation and the amount of taxes included therein. Each Party will provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials, or services, and other exemption certificates or information reasonably requested by either Party.

6.3.7	Tax Audits or Proceedings.

Each Party will promptly notify the other Party of, and coordinate with the other Party, the response to and settlement of, any claim for taxes asserted by applicable Tax Authorities for which the other Party is financially responsible hereunder. With respect to any claim arising out of a form or return signed by a Party to this Agreement, such Party will have the right to elect to control the response to and settlement of the claim, but the other Party will have the right to participate in the responses and settlements to the extent appropriate given its potential responsibilities or liabilities. Each Party also will have the right to challenge the imposition of any tax liability for which it is financially responsible under this Agreement or, if necessary, to direct the other Party to challenge the imposition of any such tax liability. If either Party requests the other to challenge the imposition of any tax liability, such other Party will do so (unless and to the extent it assumes financial responsibility for the tax liability in question), and, the requesting Party will reimburse the other for all fines, penalties, interest, additions to taxes or similar liabilities imposed in connection therewith, plus the reasonable legal, accounting and other professional fees and expenses it incurs. Each Party will be entitled to any tax refunds or rebates obtained with respect to the taxes for which such Party is financially responsible under this Agreement.

[*****] [*****] Inc.	Confidential

6.3.8	Tax Filings.

Provider represents, warrants and covenants that it is registered to and will collect and remit Service Taxes in all applicable jurisdictions. At [*****] request, Provider will provide [*****] with (i) written confirmation that Provider has filed all required tax forms and returns and has collected and remitted all applicable amounts in connection with Service Taxes, and (ii) such other information pertaining to applicable taxes as [*****] may reasonably request.

6.4	Payment Process.

6.4.1	Invoices.

Provider will issue correct invoices for the fees and authorized reimbursable expenses (collectively, the “Charges”) on or before the tenth (10th) day of each month to the [*****] contacts identified in each Supplement for any Charges due and owing for the preceding month. Each invoice will (i) include an invoice number, the name and effective date of this Agreement and the name and effective date of the applicable Supplement; (ii) provide a detailed description of the Services performed and the related Charges for which payment is due; and (iii) identify the Provider address and account number to which payment is to be made. Provider will submit all invoices into [*****] Procure to Pay (P2P) technology platform.

6.4.2	Credits.

To the extent a credit may be due to [*****] pursuant to this Agreement, Provider will, during the calendar month in which such credit becomes due, apply an amount equal to the credit against amounts then due and owing by provided, however that (i) if no amounts are due and owing by [*****] during such month, Provider will pay such amounts to [*****] within fifteen (15) days after the end of such month and (ii) at [*****] sole option, any or all Service Level Credits due to [*****] pursuant to this Agreement in any month will be paid by Provider to [*****] within fifteen [*****] (15) days after the end of such month.

6.4.3	Payment/Refund.

Unless otherwise stated in the Supplement, [*****] will pay undisputed Charges within forty-five (45) days of receipt of Provider’s correct invoice. Provider will immediately refund to [*****] any [*****] payment, including expense reimbursements, not required by this Agreement or the applicable Supplement.

6.4.4	Set Off.

[*****] may withhold payment of, and set off against the Charges invoiced by Provider, each and all of the following: (i) amounts that should be reimbursed to [*****] (ii) amounts due from Provider to [*****] (e.g. Service Level Credits), (iii) excess charges and other charges not permitted under this Agreement and (iv) amounts reasonably disputed by [*****] in accordance with the following procedure: (aa) [*****] must dispute the amount in a writing within 20 days of its receipt of an invoice; (bb) the parties will make best efforts to resolve the dispute within 30 days of such writing; and (cc) amounts so withheld from payment by [*****] as disputed cannot exceed 10 percent of any invoice; provided further that (dd) disputes which exceed such amount or which the parties fail to so timely resolve shall be subject to dispute resolution as set forth in Section 15 of this Agreement. Notwithstanding the foregoing: [*****] may withhold any and all payments during any period during which Provider remains in uncured material breach of this Agreement more than 30 days after Provider’s receipt of written notice from [*****] of such breach; and Provider may rescind the sale and take ownership and possession of any Product for which it is not timely and fully paid.

[*****] [*****] Inc.	Confidential

6.4.5	Time Limitation.

If Provider fails to provide an invoice to [*****] for any amount within (i) ninety (90) days after the month in which the Services in question are rendered or the expense incurred (or, if later, the month in which Provider is first entitled to invoice for such amount) or (ii) thirty (30) days following the end of [*****] fiscal year in which the Services in question were rendered, then Provider waives any right it may otherwise have to invoice for and collect such amount.

6.4.6	Disputed Amounts.

If [*****] disputes any Charges, [*****] will so notify Provider and provide a description of the particular Charges in dispute and an explanation of the reason why [*****] disputes such Charges. [*****] will not be obligated to pay any amounts it disputes or Charges for any Services or Deliverables it has not accepted until the dispute or defect(s) have been resolved to [*****] reasonable satisfaction. To the extent consistent with Section 6.4.4, each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved unless and until such obligations are terminated by the termination or expiration of this Agreement, . Neither the failure to dispute any Charges prior to payment nor the failure to withhold any amount will constitute, operate or be construed as a waiver of any right [*****] may otherwise have to dispute any Charge or recover any amount previously paid. Upon receipt of [*****] notice regarding disputed Charges, Provider will prepare and transmit to [*****] a modified invoice with all such disputed Charges removed from such invoice. Upon receipt of such modified invoice, [*****] will pay the remaining, undisputed Charges in accordance with the terms of this Article 6 (Charges and Payment).

6.4.7	Currency Used for Pricing and Payment.

All amounts due under this Agreement will be denominated in, and payable in, United States Dollars ("USD"), regardless of where the Services are performed.

7.	CONFIDENTIALITY.

7.1	Confidential Information.

7.1.1	Use of Confidential Information.

[*****]

[*****] [*****] Inc.	Confidential

[*****]

7.1.2	[*****] Confidential Information [*****].

[*****]

[*****]

8.	INTELLECTUAL PROPERTY RIGHTS.

8.1	Terms Governing Ownership of Intellectual Property Rights.

[*****]

[*****]	[*****].

[*****]

[*****]	[*****].

[*****]	[*****].

[*****]

[*****]	[*****].

[*****]

[*****]	[*****] Inc.	Confidential

[*****]

[*****]	[*****].[*****]

[*****]

9.	REPRESENTATIONS, WARRANTI ES AND COVENANTS.

9.1	Work Standards.

Provider represents, warrants and covenants that it will perform the Services and its obligations under this Agreement (i) in a skillful, diligent and workmanlike manner in accordance with generally accepted first tier Industry Standards applicable to information technology services and services similar to the Services as well as the Specifications; (ii) in compliance with all applicable Laws; and (iii) using personnel whose skills and experience are appropriate for the tasks to be performed. Furthermore, Provider represents, warrants and covenants that it has successfully provided and performed the Services or services that are substantially similar to the Services for other customers.

9.2	Resources and Skill.

Provider represents, warrants and covenants that it has, and will have at all times during the Term, the personnel, contractual arrangements, authorizations (including licenses and permits), consents and financial and physical resources necessary to meet its obligations under this Agreement.

9.3	Authorization.

Each Party represents, warrants and covenants that: (i) it has all requisite corporate power and authority to enter into, and fully perform pursuant to, this Agreement; (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly authorized by all requisite corporate action on its part; and (iii) this Agreement has been duly executed and delivered by such Party.

9.4	Functionality, Performance and Capabilities.

Provider represents, warrants and covenants that it will provide the Services and Deliverables, and each of their components and modules, such that they will at all times during the Term possess the features, functionality, compatibility, configuration, scalability, performance and integration capabilities set forth in the this Agreement and the applicable Supplement(s).

[*****]	[*****] Inc.	Confidential

9.5	Non-Infringement.

9.5.1	No Infringement.

Provider represents, warrants and covenants that: (i) none of the Services or Deliverables violates or infringes upon, or will violate or infringe upon, in any way, the rights of other parties, including non-disclosure rights, privacy rights, Intellectual Property Rights and other proprietary rights; and (ii) there are no existing, pending or, to the best of Provider’s knowledge, threatened claims regarding violation or infringement of any such rights related to the Services or planned or proposed Deliverables.

9.5.2	Infringing Materials.

If any Services, Deliverables, documentation, software or other resources provided by Provider under this Agreement infringe or misappropriate any Intellectual Property Right of any Person or are subject to a claim that it does (such items, the “Infringing Materials”), Provider will, at its cost and expense, either (i) procure for Provider and [*****] the right to continue using the Infringing Materials in accordance with the terms of this Agreement and the applicable Supplement(s); (ii) modify the Infringing Materials to make them non-infringing, provided that such modification does not degrade or reduce the performance, functional capabilities or quality of such Infringing Materials; or (iii) replace the Infringing Materials with a non-infringing functional equivalent, provided that such replacement does not have degraded or reduced performance, functional capabilities or quality when compared to the Infringing Materials and does not adversely impact the quality of the Services. Nothing in this Section will be interpreted to limit Provider’s obligations to grant the licenses and provide the Services in accordance with this Agreement.

9.6	No Use of Prohibited Open Source Code; No Copyleft Restrictions.

9.6.1 “Prohibited Open Source Code” means any software code or other materials that meets the following criteria: (i) It contains or is derived (in whole or part) from, any software that is distributed as free software, open source software, shareware or similar licensing or distribution models; and (ii) Its licensing terms do any of the following: (a) conflict in any way with, or prevent the performance and fulfillment of, the respective rights and obligations of the Parties set forth in this Agreement, (b) require that any [*****] Group member disclose or otherwise make available any Intellectual Property and (c) subject any Deliverable or any Intellectual Property of any [*****] Group member to any Copyleft Restrictions.

9.6.2 Provider represents, warrants and covenants that it will not: (i) insert any Prohibited Open Source Code into any Deliverable or into any [*****] Group member technical environment; (ii) cause any Deliverable to (a) call on, (b) rely upon, or (c) be required to be used with any Prohibited Open Source Code; or (iii) cause any Deliverable to be, or to become, subject to any Copyleft Restrictions.

9.7	No Malicious Code.

9.7.1	No Malicious Code.

Provider represents, warrants and covenants that it will neither code nor insert any Malicious Code into any Deliverable or any [*****] Group member technical environment. Provider will perform and comply with the Malicious Code protection and remediation obligations and practices set forth in this Agreement or, if no such protection and remediation obligations and practices are contained in this Agreement, such Malicious Code protection and remediation obligations and practices as are considered “best practice” under generally accepted first tier Industry Standards applicable to information technology services and services similar to the Services.

[*****]	[*****] Inc.	Confidential

9.7.2	Response to Malicious Code.

If any Malicious Code is found to have been introduced by Provider Personnel into any Deliverable Provider will promptly notify [*****] and, at Provider’s cost, eliminate the Malicious Code from the Deliverable and restore any functionality, features and performance capabilities of such Deliverable which are adversely impacted by such Malicious Code. If any Malicious Code is found to have been introduced by Provider Personnel into any [*****] Group member technical environment managed, supported or used by Provider Personnel (such environment the “Malicious Code Impacted Technical Environment”), Provider will (i) promptly notify [*****] and (ii) reimburse [*****] for the reasonable costs incurred by [*****] in (a) eliminating the Malicious Code, (b) to the extent applicable, restoring any loss of operational efficiency, and (c) restoring lost data (such activities in this Section 9.7.2(ii) being referred to collectively herein as the “Malicious Code Response Activities”), which costs will include the fees and expenses charged to [*****] by the third party services provider(s) contractually responsible to [*****] for the operation, maintenance and support of such Malicious Code Impacted Technical Environment.

9.8	No Abandonment.

Provider represents, warrants and covenants that it will not commit Abandonment. Any Abandonment by Provider would be a breach of Provider’s obligations under this Agreement. If Provider commits Abandonment, [*****] will be entitled to an injunction under Section 16.2 (Remedies) of the General Terms and Conditions.

9.9	No Prohibited Transactions.

Provider represents, warrants and covenants that: (i) neither it nor any of its owners, shareholders, directors or Subcontractors own, or are owned or controlled by, any Restricted Person; (ii) it will not engage in any transaction with any Restricted Person; (iii) it has implemented and will maintain during the Term procedures and operational controls that are designed to ensure its compliance with the forgoing; and (iv) if any of the foregoing representations, warranties and covenants becomes incorrect or is breached it will notify [*****] in writing immediately.

9.10	No Inducements.

Provider represents, warrants, and covenants that it has not and will not: (i) directly or indirectly pay, offer, give or promise to pay, offer or give any money or other things of value to an official or employee of a government or public organization, any political party or political candidate or any other Person if any such payment, promise or offer is for purposes of influencing official actions or decisions or securing any improper advantage in order to obtain or retain business; or (ii) engage in any acts or transactions in violation of any applicable Laws or in violation of any [*****] Policies.

10.	AUDITS.

10.1	Records Retention.

Provider will, and will cause its Subcontractors to, maintain complete and accurate records for all Charges, Work Products and [*****] Data, and all transactions, authorizations, changes, implementations, reports, filings, returns, analyses, procedures, controls, records, data or information created, generated, collected, compiled, processed or stored by Provider in the performance of its obligations under this Agreement, including all invoices and supporting documentation (the “Contract Records”). Provider will maintain such Contract Records in accordance with applicable Laws and will retain Contract Records during the Term and any Disengagement Services period and thereafter for the longer of (1) the period required by applicable Laws or (2) the period ending at the end of the tenth (10th) full calendar year after the calendar year in which Provider ceases performing the Services (including Disengagement Services) (the “Audit Period”), provided that, at the end of the Audit Period, Provider will return the Contract Records to [*****].

10.2	Audit Assistance.

Provider will provide [*****] and its auditors and other representatives that [*****] may designate (collectively, the “Auditors”) with commercially reasonable access when requested to all of the following for the purpose of performing examinations, tests, audits, inspections and reviews of the Contract Records and Provider’s compliance with this Agreement: (i) any part of any facility, including data centers, at which any Services are performed or provided; (ii) Provider Personnel; and (iii) data and records. Provider will provide [*****] or the Auditors with such reasonable assistance as they require (including installing and operating audit software, providing them with access to Provider Personnel, Provider equipment, Provider software, Provider facilities, and data and records relating to the Services) for the purpose of performing the audits at no additional charge to [*****].

[*****]	[*****] Inc.	Confidential

10.3	Response to Audit.

If any deficiencies are identified or any changes recommended as a result of an audit, Provider and [*****] will endeavor to mutually agree upon an appropriate and effective manner in which to respond. Provider will then implement the agreed actions in accordance with the agreed plan (including schedule), at no additional charge to [*****] If an audit reveals any financial miscalculation in amount greater than five percent (5%) of the total compensation paid by [*****] to Provider during the 12-month period preceding such error, or a material and repeated breach of a non-monetary provision of this Agreement by Provider, Provider will promptly reimburse [*****] for the actual cost of such audit and any incremental follow-up audit to verify that such breach has been corrected.

10.4	Audit Obligations of Subcontractors.

All audit rights of [*****] set forth in this Article 10 (Audits) and elsewhere in this Agreement apply to Subcontractors and Provider will contractually obligate all Subcontractors to permit and cooperate with any such Audit.

10.5	General Procedures.

Nothing in this Agreement will be construed as to require Provider to provide [*****] with access to the confidential information of any other client of Provider. Provider will take commercially reasonable steps to protect all such information from disclosure to [*****] In performing audits, [*****] will endeavor to avoid unnecessary disruption of Provider’s operations and unnecessary interference with Provider’s ability to perform the Services. Provider will provide [*****] adequate workspace in which to perform an audit, plus access to photocopiers, telephones, facsimile machines, Internet connectivity, and any other facilities or equipment needed for the performance of the audit.

11.	COMPLIANCE WITH LAWS AND REGULATIONS.

Provider will comply with all applicable Laws, including those applicable to the services promulgated by [*****] and by any and all national, federal, state, municipal or other legislative bodies, courts or agencies having jurisdiction over the business of Provider, over services of the nature of the Services provided hereunder or over the procurement, storage or use of any of the equipment, materials or supplies utilized by Provider in connection therewith, including the requirements set forth in [*****]. Provider will, at its expense, identify, procure and maintain all permits, certificates, approvals and licenses which may be required at any time in connection with the performance of the Services, or the procurement, storage or use of related equipment, materials or supplies, and will furnish to [*****] copies of each such permit, certificate, approval or license, and will obtain and pay for all inspections and give all notices required in connection herewith.

12.	INSURANCE COVERAGE.

Provider will maintain in full force and effect during the Term and during any Disengagement Services period insurance coverage that meets or exceeds the requirements identified in [*****].

[*****]	[*****] Inc.	Confidential

13.	TERMINATION.

13.1	Termination of Agreement.

13.1.1	Termination of Agreement by [*****].

(a) [*****] may terminate this Agreement: (i) at any time with or without cause, upon thirty (30) days prior written notice to Provider; (ii) immediately upon written notice to Provider, if Provider (A) ceases to do business, (B) becomes insolvent, (C) fails to pay any of its debts when they become due or (D) files or has filed for or against it a petition of bankruptcy; (iii) immediately upon written notice to Provider if (A) Provider breaches any of its obligations under Article 7 (Confidentiality), (B) a “breach” by Provider under any Privacy Laws occurs; or (C) a breach by Provider under the Privacy Standards occurs; (iv) immediately upon written notice to Provider if Provider breaches any of its obligations under the [*****] Policies; or (v) as provided for in Section 13.5 (Force Majeure).

(b) In addition to the above, [*****] may also terminate this Agreement immediately upon written notice to Provider in the event that a material term of this Agreement is determined to be prohibited or unenforceable as referred to in Section 16.4 (Severability).

13.1.2	Termination of Agreement by Provider.

(a) Provider may terminate this Agreement upon written notice to [*****] if [*****] fails to pay Provider according to the terms of this Agreement and does not cure such payment default within thirty (30) days following receipt of written notice of non-payment; such termination will not relieve [*****] of its obligation to make any payment due.

(b) [*****] failure to perform its responsibilities set forth in this Agreement (other than its payment obligations) will not constitute grounds for termination by Provider; provided, however, that Provider’s nonperformance of its obligations under this Agreement will be excused only if and to the extent such Provider nonperformance results from [*****] failure to perform [*****] expressly specified responsibilities under this Agreement, but only if Provider (i) provides [*****] with prompt written notice of such nonperformance; (ii) provides [*****] with every reasonable opportunity to correct failure to perform and avoid Provider’s non-performance; (iii) uses Commercially Reasonable Efforts to perform notwithstanding [*****] failure to perform; and (iv) demonstrates that such failure to perform is the cause of Provider’s non-performance. Provider acknowledges and agrees that this Section 13.1.2(b), together with Section 13.5 (Force Majeure), are the only circumstances in which its failure to perform its obligations under this Agreement (including meeting the Service Levels) will be excused.

13.1.3	Effect of Termination of Agreement.

Except as otherwise explicitly set forth herein, the termination of this Agreement for any reason will have no effect, and will not serve to rescind, any sale and purchase of Products already delivered,accepted, and paid for in full.

13.2	Termination of a Statement of Work.

13.2.1	Termination of a Statement of Work by [*****].

Unless otherwise specified in the Statement of Work, [*****] may terminate any Statement of Work: (i) at any time with or without cause, upon thirty (30) days prior written notice to Provider; (ii) immediately upon written notice to Provider, if Provider (A) ceases to do business, (B) becomes insolvent, (C) fails to pay any of its debts when they become due or (D) files or has filed for or against it a petition of bankruptcy; (iii) immediately upon written notice to Provider if (A) Provider breaches any of its obligations under Article 7 (Confidentiality), (B) a “breach” by Provider under any Privacy Laws occurs; or (C) a breach by Provider under the Privacy Standards occurs; (iv) immediately upon written notice to Provider if Provider breaches any of its obligations under the [*****] Policies; or (v) as provided for in Section 13.5 (Force Majeure).

[*****]	[*****] Inc.	Confidential

13.2.2	Termination of a Statement of Work by Provider.

Unless otherwise specified in a Statement of Work, Provider has the right to terminate a Statement of Work upon written notice to [*****] if [*****] fails to pay Provider Charges under such Statement of Work according to the terms of this Agreement and the Statement of Work and does not cure such payment default within fifteen (15) days following receipt of written notice of non-payment.

13.3	Termination of an Order Form.

Unless otherwise specified in the Order Form, [*****] may terminate any Order at any time more than fourteen (14) days before delivery/shipping with or without cause, upon prior written notice to Provider.

13.4	Termination of a Participation Agreement.

Termination of any Participation Agreement pursuant to its terms will not cause, or be interpreted as causing, a termination of this Agreement or of the relevant Supplement under this Agreement.

13.5	Force Majeure.

13.5.1	Force Majeure Event.

Subject to Section 13.5.2 (Disaster Recovery/Business Continuity Services), neither Party will be liable for any default or delay in the performance of its obligations hereunder if and to the extent and while such default or delay is caused, directly or indirectly, by a Force Majeure Event. If a Force Majeure Event occurs, the non-performing Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use Commercially Reasonable Efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will promptly notify the other by telephone and describe at a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within twenty-four (24) hours after telephonic notice). If any Force Majeure Event substantially prevents, hinders, or delays performance of the Services or delivery of Products for more than thirty (30) days, then at [*****] option [*****] may, upon written notice to Provider, terminate the Supplement under which such Services or Products are delayed and, at [*****] option, this Agreement.

13.5.2	Disaster Recovery/Business Continuity Services.

If any Services (including development or storage of Deliverables) are performed at or delivered from Provider Facilities, Provider will maintain a commercially reasonable disaster recovery and business continuity plan (“DR Plan”). Upon the occurrence of a Force Majeure Event that constitutes a disaster under the DR Plan, Provider will promptly implement, as appropriate, such DR Plan and provide disaster recovery and business continuity services as described in such plan. The occurrence of a Force Majeure Event will not relieve Provider of its obligation to implement the DR Plan and provide disaster recovery and business continuity services. Provider will also establish, document and demonstrate a [*****] specific DR Plan (“ [*****] Specific DR Plan”) that includes provisions for backup facilities, utilities, staffing and telecommunications. Such [*****] Specific DR Plan will be operative from the Effective Date of the Supplement and will at all times be aligned with [*****] then-current disaster recovery/business continuity plan. Provider will address and resolve any issues or changes flagged for attention by [*****] in such plan as soon as practicable but no longer than thirty (30) days after notification by [*****] Provider will test such [*****] Specific DR Plan at least annually, including as may be required in the applicable Supplement and, upon request by [*****] or as otherwise required by the applicable Supplement, share the results of such tests with [*****] Provider will perform re-tests if any such test reveals any issues or problems.

[*****]	[*****] Inc.	Confidential

13.6	Effect of Termination.

13.6.1	Termination of Statement(s) of Work.

The termination of any particular Supplement will not affect the Parties’ respective duties and obligations under any other Supplement. Unless otherwise specified in the termination notice, the termination of this Agreement will terminate the Statement(s) of Work in effect on the date the termination becomes effective. If a termination notice provides that specified Statement(s) of Work are not terminated or affected by the termination of this Agreement, then such Statement(s) of Work will be performed until completed as provided in such Statement(s) of Work or until the Statement(s) of Work are terminated in accordance with this Article 13 (Termination), in each case subject to the terms of this Agreement, which will remain in effect for such Statement(s) of Work until completion of termination.

13.6.2	General Rights Upon Provider Bankruptcy.

If Provider’s bankruptcy or other formal procedure referenced in Section 13.1.1(a)(ii) or the filing of any petition under bankruptcy Laws affecting the rights of Provider is not stayed or dismissed within thirty (30) days after filing, in addition to the other rights and remedies set forth herein, to the maximum extent permitted by Law, [*****] will have the immediate right to retain and take possession for safekeeping all [*****] Data, [*****] Confidential Information, [*****] Resources and all Work Products to which [*****] is or would be entitled during the Term or upon the expiration or termination of this Agreement. Provider will cooperate fully with [*****] and assist [*****] in identifying and taking possession of the items listed in the preceding sentence. [*****] will have the right to hold such [*****] Data, [*****] Confidential Information, [*****] Resources and Work Products until such time as the trustee or receiver in bankruptcy or other appropriate insolvency office holder can provide adequate assurances and evidence to [*****] that they will be protected from sale, release, inspection, publication, or inclusion in any publicly accessible record, document, material or filing. Provider and [*****] agree that without this material provision, [*****] would not have entered into this Agreement or provided any right to the possession or use of such [*****] Data, [*****] Confidential Information, [*****] Resources and Work Products covered by this Agreement.

13.6.3	Rights in Event of Bankruptcy Rejection.

In the event of the bankruptcy of the Provider pursuant to the United States Bankruptcy Code (11 U.S.C. §101 et. seq. or any similar Law in any other country) (the “Bankruptcy Code”) and an attendant rejection of this Agreement or any license granted hereunder pursuant to Section 365 of the Bankruptcy Code, the Parties intend that the provisions of the Bankruptcy Code will apply and [*****] will be entitled to retain all license rights granted in this Agreement and possession of all embodiments of intellectual property licensed under this Agreement, and to exercise all rights to obtain possession of all embodiments of intellectual property licensed hereunder in accordance with this Agreement and any escrow or other agreement supplementary hereto, and [*****] will have no obligation to pay any additional fees or payments in connection with the exercise of such license rights granted under this Agreement and use of any such embodiments of such licensed intellectual property.

[*****]	[*****] Inc.	Confidential

13.7	Obligations Upon Termination and Expiration.

13.7.1	[*****] Obligations.

If this Agreement or a Supplement is terminated prior to completion of the Services, or expires, [*****] will pay Provider only for those authorized Services accepted by [*****] in accordance with Section 4.8 (Acceptance) prior to the effective date of termination or the effective date of the expiration, as the case may be.

13.7.2	Provider Obligations.

Except as may otherwise be directed by [*****] within five (5) days of the effective date of termination or the effective date of the expiration, as the case may be, of this Agreement or a Supplement, Provider will:

(a) deliver to [*****] to the extent relevant to the Statement(s) of Work affected by such termination, all (i) work in progress, including any Deliverables, and (ii) materials containing or embodying [*****] Confidential Information and Work Products;

(b) unless one or more other Statement(s) of Work remain in effect, at [*****] option, return or destroy all remaining versions of [*****] Confidential Information under its control in accordance with Section 7.1.2 (Return of Confidential Information during the Term); and

(c) vacate any [*****] Group Member Facility and return to [*****] if not previously returned, [*****] any property, including [*****] Resources, in a condition at least as good as such condition when made available to Provider, ordinary wear and tear accepted. Provider will vacate such facility and return such [*****] Resources to the extent that the Services requiring such facility and [*****] Resources are no longer being provided by Provider.

Within ten (10) days of such effective date of termination or expiration, Provider will confirm in a signed letter to [*****] that it has complied with this Section.

13.7.3	Disengagement Services.

Upon termination or expiration of each Supplement and upon termination or expiration of this Agreement, Provider will, at [*****] option and as part of the Services, perform such activities requested by [*****] as are reasonably necessary for the transition of responsibility for performance of the relevant Services to [*****] and/or to [*****] designees, in a manner that ensures there will be (i) no material disruption to [*****] ability to access its Confidential Information; (ii) no degradation, material or immaterial, to the quality of the Services being so transferred; and (iii) continued support and use of the Services and all relevant Deliverables by [*****] in accordance with the terms of this Agreement and any relevant Supplement until all such transitions are completed (“Disengagement Services”). Provider will provide such Disengagement Services to [*****] and its designee(s), commencing upon a request for Disengagement Services.                        Provider will require payment at the beginning of each month for Disengagement Services performed during the prior month under this Section. All Disengagement Services will be provided subject to and in accordance with the terms and conditions of this Agreement. Without limiting the foregoing, Provider will perform the Disengagement Services with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and resource efficiency as it was required to provide the same or similar Services during the Term.

[*****]	[*****] Inc.	Confidential

14.	INDEMNIFICATION AND LIABILITY.

14.1	Indemnification.

14.1.1	Indemnification Obligations.

[*****]

14.1.2	Indemnification Procedures.

[*****]

14.2	Liability.

14.2.1	Exclusions from Liability.

[*****]

14.2.2	Liability Cap.

[*****]

14.2.3	Exceptions to the Limitations of Liability.

[*****]

[*****]

[*****]	[*****] Inc.	Confidential

15.	DISPUTE RESOLUTION.

15.1	Informal Dispute Resolution.

15.1.1	Dispute Resolution Procedures.

In the event of a dispute between the Parties arising out of or relating to this Agreement, including with respect to the interpretation of any provision of this Agreement and with respect to the performance by Provider or [*****] of its obligations hereunder (“Dispute”), the Parties will endeavor to cooperate to resolve such Dispute informally. To do so each will appoint from its organization an individual to represent it and the respective representatives will meet in person or by telephone for the purposes of attempting to resolve the Dispute.

15.1.2	Exceptions.

The foregoing will not prevent a Party from instituting formal proceedings earlier to (i) preserve a superior position with respect to other creditors, or (ii) address a claim arising out of the breach of the confidentiality obligations set forth in Article 7 (Confidentiality) or either Party’s Intellectual Property Rights under this Agreement. In addition, either Party may resort to court action for injunctive relief at any time if the dispute resolution process set forth in Section 15.1.1 (Dispute Resolution Procedures) may permit or cause irreparable injury to such Party or any third party claiming against such Party, due to delay arising out of the dispute resolution process. If a court of competent jurisdiction finds that a Party has breached (or attempted or threatened to breach) any obligation in Article 7 (Confidentiality), each Party agrees that it will not oppose the entry of an order compelling performance by Provider and restraining it and its Subcontractors from any further breaches or attempted or threatened breaches.

15.2	Continued Performance.

Except for [*****] right to withhold amounts it disputes in good faith pursuant to Section 6.4.6 (Payment Process), the Parties will continue performing their respective obligations under this Agreement while the Dispute is being resolved unless and until (i) authority to discontinue performance is granted by [*****] or conferred by a court of competent jurisdiction or a mutually agreed mediator or mutually agreed panel of arbitrators or (ii) this Agreement (or the applicable Supplement) has been properly terminated or has expired and the Services required to be performed by Provider have been performed.

16.	GENERAL.

16.1	Entire Agreement.

This Agreement, including any schedules, exhibits, attachments, appendices and annexes referred to herein and attached hereto as well as any Statements of Work entered into from time to time by the Parties, each of which is incorporated herein for all purposes, constitutes the entire agreement between the Parties with respect to the subject matter hereof. There are no agreements, representations, warranties, promises, covenants, commitments or undertakings with respect to the subject matter hereof other than those set forth in this Agreement. For the avoidance of any doubt, any “click wrap” agreement presented electronically by Provider after the Effective Date to [*****] that requires the acceptance of any or all terms in such agreement in order for [*****] to access, install or otherwise receive any Services or Deliverables will be of no legal effect whatsoever, even if accepted or agreed to by [*****] personnel. This Agreement may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties. No amendment, modification, change, waiver or discharge hereof will be valid unless in writing and signed by an authorized representative of the Party against which such amendment, modification, change, waiver or discharge is sought to be enforced.

[*****] [*****] Inc.	Confidential

16.2	Remedies.

Any breach of a Party’s obligations under this Agreement will give rise to irreparable injury o the other Party and money damages alone will be insufficient to make the other Party whole. Accordingly, a Party will be entitled to apply to a court of competent jurisdiction for and be granted injunctive relief against such breach or threatened breach without any additional evidence or findings of irreparable injury or harm and without the necessity of posting any bond or other security. Nothing in this Agreement will prohibit or impair a Party’s rights to pursue and obtain any other remedy for the breach or threatened breach of the other Party’s obligations under this Agreement.

16.3	Rules of Construction.

Interpretation of this Agreement will be governed by the following rules of construction: (i) words in the singular will be held to include the plural and vice versa and words of one gender will be held to include the other gender as the context requires; (ii) the headings contained herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement; (iii) the act of Provider causing a third party to do anything Provider is prohibited from doing under this Agreement will constitute Provider’s breach of this Agreement as if Provider took such action; and (iv) this Agreement was drafted with the joint participation of both Parties and will be construed neither against nor in favor of either, but rather in accordance with its fair meaning.

16.4	Severability.

In the event that any term or provision of this Agreement will be held to be invalid, void or unenforceable, then the remainder of this Agreement will not be affected, impaired or invalidated, and each such term and provision of this Agreement will be valid and enforceable to the fullest extent permitted by Law. Any provision of this Agreement that is determined to be prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and no such prohibition or unenforceability in any jurisdiction will invalidate such provision in any other jurisdiction.

16.5	Independent Contractor.

Provider is, and will at all times be and act as, an independent contractor to [*****] and, as such, no Law, agreement or other arrangement that has the effect of conferring benefits upon officers or employees of [*****] will be applicable to Provider or to any Provider employee, independent contractor or Subcontractor in connection with the Services. Nothing in this Agreement will operate or be construed as making any member of the [*****] Group and Provider partners, joint venturers, principals, joint employers, agents or employees of or with the other. No officer, director, employee, agent, affiliate, contractor, Subcontractor or Provider Personnel will be deemed to be an officer, director, employee, agent, affiliate, contractor or subcontractor of any member of the [*****] Group for any purpose whatsoever. Provider’s and Subcontractor’s personnel will be, and will remain at all times, employees of Provider or Subcontractor, as the case may be. As between [*****] and Provider, Provider is and will be solely responsible for (i) supervising, managing, contracting with, directing, procuring, performing and causing to be performed all Services to be performed by and all Products to be delivered by Provider and by Provider Personnel under this Agreement, (ii) the safety and supervision of Provider Personnel, (iii) the payment of wages, salaries and other amounts due such Provider Persons in connection with the Services, (iv) the provision of employment benefits to Provider Personnel, and (iii) all taxes, reports and other obligations respecting Provider Personnel as are required by Law. Neither Provider nor any Provider Person (a) is an agent of any member of the [*****] Group and (b) has the right, power or authority, express or implied, to represent or bind any member of the [*****] Group as to any matter. Provider is solely responsible for the acts and omissions of Provider Personnel, including acts and omissions constituting negligence, willful misconduct and/or fraud.

[*****] [*****] Inc.	Confidential

16.6	Binding Nature; Nonassignability.

This Agreement will be binding on the Parties and their respective successors and permitted assigns. Provider will not assign, transfer, delegate or subcontract this Agreement or any of its obligations hereunder without [*****] prior written consent. [*****] may assign this Agreement upon notice to Provider.

16.7	Third Party Beneficiary.

The Parties do not intend, and this Agreement will not be deemed, to create any third party beneficiary rights for any Person other than (i) the other members of the [*****] Group, each of which will be a third party beneficiary under this Agreement for all purposes including enforcement of this Agreement; and (ii) the Indemnitees, each of which will be a third party beneficiary under this Agreement with respect to their rights and benefits.

16.8	Press Releases.

No public disclosures by either Party relating to this Agreement, except for internal announcements or disclosures required to meet legal or regulatory requirements beyond the reasonable control of the disclosing Party, will be made without the prior written approval of authorized representatives of the other Party. However, [*****] may identify Provider as a contractor of [*****] (using Provider’s name and logo), and generally describe the nature of the Services in the manner set forth in [*****] promotional materials, presentations, and proposals to current and prospective clients.

16.9	Survival.

Any provision of this Agreement which contemplates its continuing effectiveness, including Article 2 (Contract Documents); Section 6.4.4 (Set Off), Section 6.4.6 (Disputed Amounts) Article 7 (Confidentiality); Article 8 (Intellectual Property Rights); Article 9 (Representations, Warranties and Covenants); Article 10 (Audits); Section 13.7 (Obligations Upon Termination and Expiration); Article 14 (Indemnification and Liability); Article 15 (Dispute Resolution); Article 16 (General) and Exhibit A - Definitions will survive termination of this Agreement and continue in full force and effect.

16.10	Notices.

All notices permitted or required under this Agreement will be in writing and will be provided by the sending Party to the receiving Party by personal delivery, a nationally recognized overnight carrier, facsimile transmission or certified or registered mail, return receipt requested. Notices will be deemed given upon the earlier of actual receipt or one (1) day after deposit with the overnight carrier, receipt by sender of confirmation of electronic transmission or five (5) days after deposit with the U.S. Postal Service. Notices will be sent to the addresses listed on the Cover Page(s) or to such other address as either Party may specify in writing.

16.11	Waivers.

Any waiver by a Party of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. A waiver must be in writing. Failure by a Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive such Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

[*****] [*****] Inc.	Confidential

16.12	Governing law; Venue.

This Agreement will be governed by and interpreted pursuant to the internal Laws of the [*****], USA, excluding any Laws regarding the choice or conflict of laws. Each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Agreement must be brought solely and exclusively in the United States District Court for the [*****] or, if there is no federal jurisdiction, a court of competent jurisdiction located in the [*****] or [*****] and each Party irrevocably submits to the sole and exclusive jurisdiction of these courts inpersonam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party. Notwithstanding the foregoing, each Party may seek injunctive or other equitable relief or seek to enforce an arbitration award or other judgment in any court of competent jurisdiction

16.13	Cumulative Remedies.

All remedies provided for in this Agreement will be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise. The election by a Party of any remedy provided for in this Agreement or otherwise available to such Party will not preclude such Party from pursuing any other remedies available to such Party at law, in equity, by contract or otherwise.

16.14	Order of Precedence.

In the event of a conflict between the terms of the various documents that comprise this Agreement, the conflict will be resolved in the following order of precedence: (i) the terms of the General Terms and Conditions and (ii) the terms of each Supplement. No Supplement can modify the requirements of the General Terms and Conditions and the terms of the Exhibits (including any attachments thereto) without specific reference to this Section 16.14 (Order of Precedence). If Provider submits Change Requests, Services requests, invoices or other similar documents or [*****] submits purchase orders or other similar documents for accounting or administrative purposes or otherwise, no pre-printed or similar terms and conditions contained in any such form will be deemed to supersede any of the terms and conditions of this Agreement without express written approval (making specific reference to this Section 16.14 (Order of Precedence)).

[*****] [*****] Inc.	Confidential

Exhibit A

Definitions

To avoid confusion in interpreting this Agreement, the phrase “Provider will” has the same meaning as “Provider must” and the phrase “[Party] may” has the same meaning as “[Party] has the contractual right to”. The following terms used in this Agreement have the meanings given them below:

1.	“Abandonment” means the threatened or actual refusal by Provider to provide or perform any Services, including the Disengagement Services.

2.	“Acceptance Criteria” means the criteria used to determine whether a Deliverable is ready for Acceptance. The Acceptance Criteria will include the requirement that the applicable Deliverable: (i) has been completed and delivered/achieved in accordance with the applicable Supplement; (ii) meets the Specifications, which in the case of software Deliverables must be demonstrated by the successful completion of testing (including unit, string, regression, functional, integration, system/performance and stress/volume, as applicable) by the Provider and the satisfactory completion of the Provider’s quality assurance program with respect to the Deliverable; (iii) has been properly and fully documented pursuant to the Agreement and the applicable Supplement; and (iv) complies with all testing criteria set forth in the Agreement and the applicable Supplement and such other criteria as may be developed and agreed upon by the Parties.

3.	“Acceptance Test Period” [*****] Period to determine whether the Deliverable conforms to the applicable Acceptance Criteria.

5.	“Background IP” of a Party means proprietary materials, software, documentation and other Intellectual Property of, or licensed by, such Party (i) existing prior to the Effective Date, and/or (ii) arising or acquired after the Effective Date from activities not associated with the Services. Background IP also includes all Derivative Works of Background IP and all enhancements and improvements thereto.

6.	“Cardholder Data” means information concerning payment instruments and transactions, including name, account numbers, security codes, service codes (i.e., the three or four-digit number on the magnetic stripe that specifies acceptance requirements and limitations for a magnetic stripe read transaction) valid to and from dates, as well as information and data related to card or cardholder transactions using payment instruments and methodologies (e.g., charge, credit, debit, and prepaid) regardless of whether or not a physical card is used in connection with such transactions, and such other information that may be subject to the PCI Standards. Cardholder Data is a type of Personal Information.

7.	“Confidential Information” means (i) all information marked confidential, proprietary or with a similar legend by either Party, and (ii) any other information that is treated as confidential by the Disclosing Party and would reasonably be understood to be confidential, whether or not so marked (which, in the case of the [*****] Group, includes (i) attorney-client privileged materials, attorney work product, [*****] lists, [*****] contracts, [*****] information, rates and pricing, information with respect to competitors, strategic plans, account information, research information, information that contains trade secrets, financial/accounting information, human resources/personnel information, benefits-related information, payroll information, marketing/sales information, contact information, information regarding businesses, plans, operations, mergers, acquisitions, divestitures, third party contracts, licenses, internal or external audits, law suits, arbitrations, mediations, regulatory compliance or other information or data obtained, received, transmitted, processed, stored, archived, or maintained by Provider under this Agreement; (ii) compilation or summary information or data that contains or is based on Confidential Information, (iii) [*****] Data, (iv) Personal Information; (v) Work Products; (vi) information treated or defined as confidential under the Privacy Standards; and (vii) Cardholder Data).

A-1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

8.	“Copyleft Restrictions” means restrictions imposed on software or other materials requiring that (i) the user may not sublicense, resell or distribute the same software or any Derivative Work thereof under different terms of use, (ii) the user may not charge license fees for the sublicense, resale or distribution thereof, (iii) the user must release the source code to any third party to whom such software or any Derivative Work thereof is distributed, (iv) the user may not claim copyright or other Intellectual Property Rights in any Derivative Work thereof, or (v) the user is prohibited from discriminating by restricting the persons or purposes for which the software is used.

9.	“Commercially Reasonable Efforts” whether capitalized or not, means taking such steps and performing in such a manner as a well-managed, financially responsible company would undertake where such company was acting in a determined, prudent, diligent and reasonable manner to achieve a particular desired result for its own benefit and the benefit of all its customers.

10.	“Deliverable” means (i) Work Products, (ii) Pre-Existing Works furnished by Provider in connection with this Agreement and (iii) any materials, products and software delivered or required under this Agreement to be delivered by Provider, including Products and software.

11.	“Derivative Work” means a work based on one or more pre-existing works, including a condensation, transformation, expansion or adaptation, which would constitute a copyright infringement if prepared without authorization of the owner of the copyright of such Pre-Existing Work.

12.	“Disabling Code” means code which (i) has been intentionally inserted to have the effect of permitting improper use, access, deletion or modification of, or (ii) could have the effect of disabling, deactivating, damaging or shutting down one or more software programs or systems and/or hardware or hardware systems, including “time bombs”, “protect codes”, “data destruction keys”, “trap doors” and similar code or devices.

13.	“Force Majeure Event” means any default or delay in the performance by a Party of its obligations hereunder (i) if and to the extent caused directly or indirectly, by events, occurrences, or causes beyond such Party’s reasonable control including (but not limited to) by fire, flood, earthquake, elements of nature, acts of God, acts of war or terrorism, supply chain or shipping disruptions not caused by a party, pandemic, catastrophic failures of telecommunication service or direct government action or order unrelated to violation or allegations of violation of Law by Provider Personnel that such Party is not required under this Agreement to protect against or to provide disaster recovery services in connection therewith and (ii) to the extent such Party is without fault in connection with Provider’s obligations under this Agreement, “Force Majeure Event” does not include any delay, degradation in performance, loss of inoperability or inability of Provider to perform its obligations hereunder, in any respect, if such condition is caused, in whole or in part, by Provider for any reason, including Provider’s breach of this Agreement.

14.	“Fully Loaded” means, when used in connection with rates and fees, that such rates and fees fully compensate Provider for the costs of all Provider Resources and all supplies, travel, lodging, meals, overhead and administrative expenses and taxes related to Provider’s performance of the relevant Services.

15.	“Herein”. Unless otherwise specified, “herein”, whether or not capitalized, means “in this Agreement.”

16.	“[*****]”

17.	[*****]

18.	“[*****] Data”

19.	“[*****]”

20.	“[*****]”

21.	“[*****]”

A-2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

22.	“[*****] Resources” means the office space, furnishings, equipment, supplies, technology resources, such as hardware and software, and all other assets made available to Provider by [*****] in connection with this Agreement.

23.	“Include” and its derivatives (such as “including” and “includes”), whether or not capitalized, mean including without limitation.

24.	“Income Taxes” means any tax on or measured by the net income of a Party (including taxes on capital or net worth that are imposed as an alternative to a tax based on net or gross income), or taxes which are of the nature of excess profits tax, minimum tax on tax preferences, alternative minimum tax, accumulated earnings tax, personal holding company tax, capital gains tax or franchise tax for the privilege of doing business.

25.	“Industry Standards” means established rules, regulations, and generally accepted operating procedures, practices, requirements and the usual customary practices in the delivery of products and/or services within a particular business sector or as defined by state and local government Laws relative to that business sector.

26.	“Intellectual Property” and “Intellectual Property Rights” each means all intellectual property rights and embodiments thereof, including the following: (i) any patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, trade secret, proprietary information, know-how, process, technology, development tool, ideas, concepts, design right, moral right, data base right, methodology, algorithm or invention, (ii) any other proprietary right or intangible asset (including software), and (iii) any right to use or exploit any of the foregoing. [*****] Intellectual Property includes the [*****] Marks.

27.	“Key Position” means a position on the Provider team performing Services under a Statement of Work that has, or can reasonably be expected by [*****] to have, a material impact on the quality and/or success of Provider’s performance under such Statement of Work.

28.

“Law” and “Laws” each means all federal, state, provincial, regional, territorial and local laws, statutes, regulations, rules, executive orders, supervisory requirements, directives, circulars, opinions, interpretive letters and official releases of or by any government, or any authority, department or agency thereof or self-regulatory organization ("SRO"), including Privacy Laws. For purposes of this Agreement, Laws will also include all generally accepted accounting principles (“GAAP”), as such principles may be modified during the Term by the Public Company Accounting Oversight Board or other applicable authorities.

29.	“Malicious Code” means any virus, worm, trojan horse, spyware, adware, rootkit, scareware, rogueware, ransomware, backdoor, trap door, logic bomb, Disabling Code or similar item intended to cause or capable of causing undesired effects, security breaches and/or damage to a system or a system’s contents.

30.	“PCI” means the Payment Card Industry Security Standards Council, LLC and its successor organization(s).

31.	“PCI Standards” means, collectively, the security standards for the protection of Cardholder Data with which PCI and the payment card associations (e.g., Visa, U.S.A., Inc., MasterCard International, Inc., American Express Company, Discover Financial Services, LLC) collectively or individually require merchants to comply, including the PCI Data Security Standards (“PCI-DSS”) and PCI Payment Application Data Security Standards (“PCI PA-DSS”) specifications and standards, as currently in effect and as they may be updated from time to time during the Term.

32.	“Person” means, individually and collectively, any human being, group, association, joint venture or legal entity (including a corporation, limited liability company, partnership, general partnership, limited partnership, limited liability partnership, cooperative, foundation, trust, sole proprietorship and any equivalent of any of the foregoing created or subject to the Laws of any jurisdiction).

A-3	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

33.	“Personal Information” means any information that (i) is (a) provided by [*****] to Provider or (b) obtained, used, accessed, processed, possessed, acquired or otherwise handled by Provider on behalf of [*****] or otherwise in connection with the provision of goods and/or services to or for [*****] under this Agreement and (ii) either individually or when combined with other information, could be used to derive information specific to a particular individual. By way of illustration, and not of limitation, Personal Information includes an individual’s identity, social security number, driver’s license number, telephone number, credit or debit card number, address, email address, account information, payroll information, financial information, health information (including “Protected Health Information“ or “PHI” as defined under HIPAA) employee identification number, criminal or employment history, place of birth, mother’s maiden name, biometric records or other factors specific to that individual’s physical, mental, economic, financial or cultural identity as well as less obvious information such as an individual’s personal preferences, hotel stay-related information and guest account information. As an example, Personal Information may pertain to customers, employees or others. Personal Information can be in any media or format, including computerized or electronic records as well as paper-based files, including all copies, fragments, excerpts, whether or not such Personal Information has been intermingled with other information or materials.

34.	“Pre-Existing Work” means any Provider Software, Provider Background IP, Third Party Software or Intellectual Property Right that meets any of the following criteria: (i) it is incorporated into or embedded or practiced by any Product; (ii) it is something upon which any Product depends; and (iii) it is necessary for the use or maintenance or enhancement of any Product.

35.	“Privacy Laws” means Laws, in multiple jurisdictions worldwide, that relate to (i) the confidentiality, collection, use, handling, processing, security, protection, transfer or free movement of Personal Information, personal data, personally-identifiable information or customer information, (ii) electronic data privacy, (iii) trans-border data flow or (iv) data protection.

36.	“Provider Personnel” means, collectively, the party identified as the “Provider” in this Agreement and its Subcontractors and the respective agents, employees and independent contractors of each assigned to perform or performing the Services. The singular of Provider Personnel is “Provider Person”.

37.	“Provider Software” means Provider owned software and Third Party Software (other than [*****] provided Third Party Software) used by Provider in performing the Services or creating Products.

38.	“Recoverable Taxes” means any tax on goods or services where the payer of the tax is able to claim a credit for that tax from a Tax Authority, and includes goods and services taxes, harmonized sales taxes, value added taxes and other similar taxes.

39.	“Restricted Person” means (i) the government of any country subject to an embargo imposed by the United States government, (ii) any Person located in or organized under the Laws of a country that is subject to an embargo imposed by the United States government, (iii) any Person ordinarily resident in any country subject to an embargo imposed by the United States government, or (iv) any Person identified by an government or legal authority as a Person with whom dealings and transactions by Provider or any member of the [*****] Group are prohibited or restricted, including Persons designated under the U.S. Department of Treasury’s Office of Foreign Assets Control (OFAC) List of Specially Designated Nationals and Other Blocked Persons (including terrorists and narcotics traffickers), any Person on the U.S. Commerce Department’s Bureau of Industry and Security’s Denied Persons or Entity List, or on other similar restricted party listings, including those maintained by other governments pursuant to United Nations, regional or national trade or financial sanctions.

40.	“Service Level” means the required level of performance for each performance indicator, as specified in a Supplement.

41.	“Service Level Credit” means a financial credit payable to [*****] by Provider based on a Service Level Default with respect to any Service Level.

42.	“Service Level Default” means failure by Provider to meet a Service Level.

43.	“Service Taxes” means all sales, use, excise, and other similar taxes that are assessed against either Party on the provision of the Services as a whole, or on any particular Service received by [*****] or another member of the [*****] Group from Provider, excluding Recoverable Taxes and Income Taxes.

A-4	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

44.	“Services” means the tasks performed or to be performed by Provider under this Agreement including the production of Deliverables, if any.

45.	“Specifications” means, with respect to Services or a Deliverable, the written materials (including all relevant Documentation) and applicable project description describing the functional and technical (including performance and configuration) specifications and requirements of such Service or Deliverable, that has been mutually agreed to by the Parties in writing.

46.	“Subcontractors” means, collectively, (i) Persons that contract directly with Provider to perform services that Provider is obligated to perform under this Agreement, and (ii) Persons that contract with any Person described in clause (i) of this definition.

47.	“Tax Authority” means any federal, state, provincial, regional, territorial, local or other fiscal, revenue, customs or excise authority, body or official competent to impose, collect or assess tax.

48.	“Third Party Software” means software that is not Provider owned software or [*****] owned software.

49.	“Work Products” means all works conceived or developed by Provider, alone or with others, in connection with the Services and all other activities of Provider (and Provider Personnel) associated with performing the Services.

A-5	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Exhibit B

Participation Agreement Terms

1. Participation Agreements. [*****]

2. Requirements for Participation Agreement to Become Contractually Binding. [*****]

B-1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Exhibit C

Software as a Service Terms – EXHIBIT IS NOT APPLICABLE

[*****]

[*****]

[*****]

[*****]            [*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

C-1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]    [*****]

[*****]

[*****]    [*****]

[*****]    [*****]

[*****]

[*****]

C-2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Exhibit D

Software License Terms – EXHIBIT IS NOT APPLICABLE

[*****]

[*****]    [*****]

[*****]    [*****]

[*****]

[*****]

[*****]    [*****]

[*****]

[*****]

D-1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]    [*****]

[*****]

[*****]    [*****]

[*****]

[*****]    [*****]

[*****]

[*****]    [*****]

[*****]

[*****]    [*****]

[*****]

D-2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]    [*****]

[*****]

[*****]    [*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

D-3	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

D-4	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Exhibit E

[*****] Policies

1. INTRODUCTION

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

   [*****]

  [*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

  [*****]

E-1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]    [*****]

  [*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

  [*****]

  [*****]

5. CYBER SECURITY POLICY

[*****]    [*****]

E-2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]    [*****]

[*****]    [*****]

[*****]

[*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

[*****]

[*****]

[*****]

E-3	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]    [*****]

[*****]

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[*****]

E-4	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

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[*****]

[*****]

[*****] [*****]

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[*****]

[*****] [*****]

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[*****] [*****]

[*****] [*****]

[*****]

E-5	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

E-6	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]  [*****]

[*****]  [*****]

[*****]  [*****]

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[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]  [*****]

[*****]

[*****]

[*****]

E-7	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]  [*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]  [*****]

[*****]  [*****]

[*****]  [*****]

[*****]

[*****]

E-8	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

[*****]

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[*****]

[*****]

[*****]

[*****]

E-9	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

E-10	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

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[*****]	[*****]

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[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

E-11	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

E-12	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]

E-13	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Attachment E-1- [*****] Project Methodology

ATTACHMENT NOT APPLICABLE

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

E-14	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Exhibit F

Acceptance Procedures

Prior to presenting each Deliverable to [*****] for Acceptance as described in this Exhibit, Provider will perform and document its testing of each Deliverable, which testing will be as agreed by the Parties but in no event less than that which is sufficient to enable the Parties to determine whether or not the Deliverable contains a Nonconformity. “Nonconformity”, in both its single and plural forms, means any failure, error, defect, or inadequacy that impairs the functionality and use of the Deliverable, identified by either Party, including any failure (other than trivial failures) to meet any of the Deliverable’s Specifications or its Acceptance Criteria. [*****] may also perform any forms of testing at its discretion.

1.	Acceptance Testing.

1.1  Each Deliverable will be subject to Acceptance Testing by [*****] as described in the applicable Supplement. [*****] will have Acceptance Test Period to perform Acceptance Testing.

1.2 If (a) a Deliverable meets its Acceptance Criteria, or (b) there are no such Acceptance Criteria but the Deliverable does not contain a Nonconformity, then [*****] will provide Provider a notice of acceptance.

2.  Failure to Satisfy Acceptance Criteria. If a Deliverable fails to meet the relevant Acceptance Criteria or contains any Nonconformity, [*****] will deliver Provider written notification (the “Notice of Nonconformity”) of such fact, describing such Nonconformity with particularity. Promptly, but no later than ten (10) business days (or such other time frame as set forth in the applicable Supplement), after receiving the Notice of Nonconformity, Provider will correct the Nonconformity (and any other problems of which it has knowledge) and redeliver the Deliverable to [*****] in conformance with the Acceptance Criteria. Provider’s efforts to correct a Nonconformity will be provided at no additional charge to [*****].

3. Provider Correction/Re-performance. Upon completion of such corrections and Provider’s redelivery or re-performance of a Deliverable, as the case may be, the Acceptance Test Period will be reset unless [*****] otherwise agrees in writing. [*****] will have such extended Acceptance Test Period to retest the Deliverable or take other action to determine whether the previously reported Nonconformity has been corrected and if the Deliverable or performance of the Deliverable meets the relevant Acceptance Criteria or demonstrates other Nonconformities. This process will be repeated as necessary until all Nonconformities are corrected and the Deliverable meets its Acceptance Criteria as otherwise provided in this Exhibit.

4.   Failure to Cure Nonconformity. If Provider has not delivered or re-performed a Deliverable conforming to the relevant Acceptance Criteria and demonstrating no Nonconformities in the period of time allotted under the Agreement, Supplement or as otherwise agreed by the Parties, then [*****] may, at its option, do any one or more of the following:

4.1  Extend the period of time for Provider to correct the Nonconformities and satisfy the Acceptance Criteria in connection with the Deliverable;

4.2   Conditionally accept such Deliverable or performance of such Deliverable, as applicable, upon the condition that Provider corrects the Nonconformities and satisfy the Acceptance Criteria in accordance with a remediation plan approved in writing by [*****].

F-1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

4.3 (a) Pay Provider an equitable portion of the Charges allocated to the Deliverable or performance of the Deliverable that reflects the extent to which such Deliverable or performance conforms to its Acceptance Criteria, and (b) without limiting  [*****] other rights and remedies (including [*****] right to seek damages, exercise step-in rights and/or terminate this Agreement), directly or by use of a third-party contractor make the necessary corrections. Provider will, at no additional charge to [*****] provide all necessary cooperation and assistance in connection with [*****] or any third party contractor engaged by [*****] in making such corrections to or re-performing the Deliverable;

4.4 (a) Accept the Deliverable or performance of the Deliverable in its Nonconforming condition, (b) reduce Provider’s charges allocated to the Deliverable by an amount that will equitably reflect the reduced value of the Deliverable, or as otherwise agreed upon by the Parties, and (c) provide Provider notice of such reduction in the charges for the Nonconforming Deliverable;

4.5 (a) Terminate the relevant Supplement (and any other related Supplements as determined by [*****] in its sole discretion), in whole or in part, as of a date specified in a written notice of termination and (b) pay Provider (i) for any Deliverable, or any part thereof on a pro rata basis, to the extent that [*****] uses such Deliverable or part thereof in its production environment, and (ii) for any Services, the payment for which is expressly associated with other than a Deliverable, or any part thereof on a pro rata basis, to the extent that [*****] has received such Service for use in its production environment; or

4.6 (a) Terminate the relevant Supplement (and any other related Supplements as determined by [*****] in its sole discretion), in whole or in part, as of the date specified in a written notice of termination and (b) recover damages in accordance with the Agreement.

The remedies described in this Section 4 are in addition to any other remedy which [*****] may have, whether at law, in equity or pursuant to the Agreement.

5. Acceptance.

5.1 A Deliverable or performance of a Deliverable will be deemed to be Accepted only upon the earlier of: (a) receipt by Provider of a notice of acceptance from [*****] or (b) the expiration of the Acceptance Test Period for such Deliverable,               (such acceptance the “Acceptance”). If [*****] business needs require it to use a Deliverable in its production environment (for non-testing purposes) prior to such Deliverable’s Acceptance, (i)  [*****] will so notify Provider, in which case the Parties will work together to reasonably and in good faith determine a revised Acceptance Test Period and when any charge associated with such Deliverable will be invoiced, or (ii) if [*****] fails to comply with the immediately preceding clause (i), [*****] use of the Deliverable in its production environment (for non-testing purposes) will be deemed the Acceptance of such Deliverable. Notwithstanding anything to the contrary in the Agreement, Acceptance of a Deliverable or performance of a Deliverable will only occur in accordance with the terms of this Exhibit.

5.2 Acceptance by [*****] of a Deliverable or performance of a Deliverable (other than acceptance of a solution as a whole) will not be binding on [*****] to the extent that the results of an Acceptance Test of subsequent or related Deliverables or performance of subsequent or related Deliverables indicates that modification, other rework, or re-performance of the first accepted Deliverable or performance of the first accepted Deliverable is required or appropriate in light thereof. If any such modification, rework or re-performance of the first or another accepted Deliverable is required, then Provider will perform such modification or rework or undertake such re-performance, as appropriate, at no additional charge to [*****]  (except in cases where a Nonconformity arises or re-performance or rework is occasioned by: (a) use of the previously accepted Deliverables in a manner inconsistent with the Documentation; (b) any modifications or alterations not made by or on behalf of Provider or as authorized in the Agreement; or (c) a change in the Specifications of the first or another accepted Deliverable) and otherwise perform its obligations in connection with such modified, reworked or re-performed Deliverable.

A new Acceptance Test Period will, for purposes of this Exhibit apply in connection with such modified, reworked or re-performed Deliverable(s) and the timeframe described in this Exhibit will be deemed to exclude the time between the previous Acceptance by [*****]  and the date that such required modification, requirement or performance completed.

F-2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Exhibit G

Specific Laws and Regulations

1. Anti-Bribery.

1.1. Provider and its affiliates, subsidiaries, directors, officers, employees, representatives, consultants, and all other persons acting on its behalf will at all times comply with any applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act (collectively, the “Anti-Corruption Laws”).

1.2 In connection with any aspect of this Agreement or any other transaction involving [*****]  neither Provider nor any of its affiliates, subsidiaries, directors, officers, employees, representatives, consultants, or other person acting on its behalf will take any action, directly or indirectly, that may result in a violation of the Anti-Corruption Laws by Provider or [*****] including, without limitation, making, offering, authorizing, or promising any payment, contribution, gift, business courtesy, bribe, rebate, kickback, or giving of any other thing of value, regardless of form or amount, to any (i) foreign or domestic government official or employee, (ii) employee of a foreign or domestic government-owned or government-controlled entity, (iii) foreign or domestic political party, political official, or candidate for political office, or (iv) any officer or employee of a public international organization, to obtain a competitive advantage for any party or to receive favorable treatment in obtaining or retaining business. Should Provider learn or have reason to know that conduct has or may have occurred in violation of this provision, it will immediately notify [*****]

1.3 At [*****]  request, Provider and any of its affiliates, subsidiaries, directors, officers, or employees that perform tasks pursuant to this Agreement will certify in writing that they have not engaged in conduct in violation of Section 1.1 or Section 1.2 of this Section 1 (Anti-Bribery).

1.4 In no event will [*****]  be obligated under this Agreement to take any action or omit to take any action that it believes, in good faith, would cause it to violate the Anti-Corruption Laws.

2. Anti-Money Laundering. Provider represents and warrants that it is and will remain in compliance with all applicable anti-money laundering laws and regulations, including the U.S. Bank Secrecy Act, as amended by Title III, International Money Laundering and Anti-Terrorist Financing Act of 2001, of the USA PATRIOT Act of 2001, as may be amended from time to time (“AML Laws and Regulations”).

3. Trade Sanctions. Provider represents and warrants that neither it (including any and all of its directors and officers or persons having a controlling interest in Provider) nor its funding sources are restricted persons or subject to trade restrictions administered by U.S. Office of Foreign Assets Control, as may be amended from time to time, that Provider is not directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government, and that Provider is not acting on behalf of a government of any country that is subject to such an embargo.

4. Export Control / Anti-Boycott. Provider represents that it is in full compliance with all applicable Laws of the United States as well as other foreign government laws and regulations concerning the exportation of any products or technology, including those administered by, without limitation, the United States Department of Commerce, the United States Department of State, and the United States Department of the Treasury. Provider is also in full compliance with the applicable anti-boycott regulations administered by the United States Department of Commerce, and all applicable laws and regulations administered by the Bureau of Customs and Border Protection in the United States Department of Homeland Security.

G-1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

5. Notice Concerning the Equal Employment Opportunity Policy and Affirmative Action Obligations of  [*****]

5.1 Under regulations promulgated by the U.S. Department of Labor’s Office of Federal Contract Compliance Programs, [*****] as a federal government contractor, must send written notice of company policy related to its affirmative action efforts to all subcontractors, including subcontracting vendors and suppliers, requesting appropriate action on their part. See 41 CFR 60-741.44(f)(1), 41 CFR 60-300.44(f)(1). This notice is being provided in accordance with that obligation.

5.2 As part of [*****] compliance with federal Equal Employment Opportunity and Affirmative Action regulations, [*****] hereby notified Provider that [*****]  is an equal opportunity employer that makes employment decisions without regard to race, religion, color, national origin, citizenship, sex, veteran’s status, age or disability status and that [*****] takes affirmative steps to employ and advance in employment qualified protected veterans and qualified individuals with disabilities. [*****] further notifies Provider that, as an entity supplying goods and/or services to [*****] Provider may be subject to, and required to take action pursuant to, the following laws and accompanying regulations:

(i) Executive Order 11246 (and its implementing regulations at 41 C.F.R. part 60);

(ii) The Vietnam Era Veterans Readjustment Assistance Act of 1974, as amended (and its implementing regulations at 41 C.F.R. 60-300);

(iii) Section 503 of the Rehabilitation Act of 1973, as amended (and its implementing regulations at 41 C.F.R 60-741); and,

(iv) Executive Order 13496 (and its implementing regulations at 29 C.F.R. part 471, Appendix A to Subpart A).

5.3 The equal employment opportunity clauses within each of the above regulations, as applicable, are included by reference in this Agreement.

G-2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Exhibit H

Provider Insurance Requirements

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

H-1	[*****] Master IT Services and Products Agreement

[*****]	[*****] Inc.	Confidential

[*****]

H-2	[*****] Master IT Services and Products Agreement

[*****]	[*****] Inc.	Confidential

[*****]

H-3	[*****] Master IT Services and Products Agreement

[*****]	[*****] Inc.	Confidential

Exhibit I - Provider Pricing

Matradee L Purchase Pricing for [*****]

The terms in this Exhibit I are applicable to [*****] purchases of Products pursuant to Order Forms to be executed between [*****] and Provider. A copy of the this Exhibit will be attached to each Order Form.

[*****] Pricing Schedule:

Purchase of Matradee L	Quantity

Quantity in a Calendar Year	[*****]
Purchase Price	[*****]
Freight (Non - refundable in the event of product return)	[*****]
On-Site Installation and Training (Non - refundable in the event of product return)	[*****]
Sales Tax	[*****]
Total Cost	[*****]

Notes:

[*****]

I-1	[*****] Master IT Services and Products Agreement

[*****]	[*****] Inc.	Confidential

[*****] Data as part of the installation, implementation, and maintenance of the Product.

[*****]

[*****] Manufacturer’s Limited Warranty:

[*****]

I-2	[*****] Master IT Services and Products Agreement

[*****]	[*****] Inc.	Confidential

Annex 1

Form of Participation Agreement

PARTICIPATION AGREEMENT

[*****]

1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

[*****]		[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

[*****]

2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

3	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Attachment A

Copy of Agreement

4	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Annex 2

Form of Order Form

ORDER FORM

FORM NO. [_____]

[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]

[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]
	[*****]		[*****]

[Signatures on the following page]

1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]	PROVIDER Richtech Robotics, Inc

By:
Name:
Title:
Date:

2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Additional Terms and Conditions to Order Form

[*****]

[*****]

[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]

[*****]

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[*****]	[*****]
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3	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

[*****]

[*****]

[*****]

[List here the Deliverables Provider is to provide under this Statement of Work, including the dates by which they are to be delivered. Differentiate between (i) the date(s) the Deliverables are to be provided to [*****] for [*****] review and acceptance and (ii) the date(s) final versions of the Deliverables are to be delivered to                                                                                                                                                                                                          [*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

2.4 Schedule/Plan: Except as may otherwise be specified herein, the time table for the performance of the Services will be as reasonably determined by [*****]

Service Performed	Date
Virtual or on-site walkthrough of service location. Type of walkthrough determined solely by Provider.	Date mutually agreed upon by [*****] Property and Provider

Evaluation notice with location-specific issues to be addressed provided to [*****]	4 days after virtual walkthrough

[*****] Property Sales or Lease Agreement signing	7 days after evaluation notice

Robot(s) shipped	Up to 15 days after signing (may be impacted by logistics delays)

4	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Service Performed	Date
Robot(s) are delivered to service location	7 days after shipment (may be impacted by logistics delays)

Installation is completed	Up to 15 days after Robots delivery (may be impacted by logistics delays)

2.5 Service Levels: Provider will provide the Services so as to meet or exceed the following Service Levels:

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

3. Fees. [Identify all fees and costs. Specify whether or not this is a fixed fee, time and materials or not-to-exceed engagement.]

Remote technical support	[*****]

On-site repair (not covered by warranty)	[*****] [*****] [*****] [*****]

4.  Reports. [*****]

[Identify any reports specific to this Statement of Work.]

5	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

5. [*****]

[*****]

[*****]

[*****]

[*****]

[*****]	[*****] [*****]	[*****] [*****]	[*****] [*****]
[*****]	[*****]	[*****]	[*****]

6. [*****]

[*****]	[*****]

7. [*****]

[*****]

[*****]

[*****]

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[*****]	[*****]	[*****]
[*****]	[*****]	[*****] [*****]

6	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

8. [*****]

[*****]

[*****]

[*****]

[*****]

[*****]

7	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Annex 3

Form of Software Order Form - NOT APPLICABLE

SOFTWARE ORDER FORM NO. [____]

[*****]

[*****]

[*****]	[*****]
[*****]	[*****]

[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[Signatures on the following page]

1	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

[*****]

[*****]

2	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

Additional Terms and Conditions

1.	Definitions. [*****]

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3	[*****] Master IT Services and Products Agreement

[*****] [*****] Inc.	Confidential

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4	[*****] Master IT Services and Products Agreement